UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

SUN BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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June 4, 2014

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Sun Bancorp, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Sun Bancorp, Inc. Executive Office, 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey, on July 17, 2014, at 9:30 a.m.   (the “Annual Meeting”).  The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  During the Annual Meeting, I will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, will be present to respond to any questions shareholders may have.

At the Annual Meeting, shareholders will be requested to vote upon (i) the election of eleven directors of the Company; (ii) the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan; (iii) the approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan; (iv) the approval of a non-binding advisory proposal regarding the compensation paid to the named executive officers listed in the Proxy Statement; and (v) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The Board of Directors unanimously recommends a vote “FOR” each of the nominees to the Board of Directors and “FOR” proposals (ii), (iii), (iv) and (v).

This year, pursuant to the Securities and Exchange Commission rule allowing companies to furnish their proxy materials over the Internet, we are mailing shareholders a Notice of Internet Availability (the “Notice”) instead of a paper copy of the Proxy Statement and our 2013 Annual Report.  The Notice contains instructions on how to access those documents over the Internet and authorize a proxy to vote electronically.  The Notice also contains instructions on how shareholders may receive a paper copy of our proxy materials, including the Proxy Statement, our 2013 Annual Report and a proxy card.  Whether or not you plan to attend the Annual Meeting, I urge you to vote now – by Internet, telephone or mail - even if you plan to attend the Annual Meeting.  Your vote is very important.  If you received the traditional hard copy proxy materials, please follow the instructions on the enclosed proxy card.  If more than one proxy card is made available to you, please vote each proxy.

SUN BANCORP, INC.
350 FELLOWSHIP ROAD, SUITE 101
MOUNT LAUREL, NEW JERSEY 08054

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Sun Bancorp, Inc. (the “Company”) will be held at the Sun Bancorp, Inc. Executive Office, 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey, on July 17, 2014, at 9:30 a.m.

The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

1.	The election of eleven directors of the Company;

2.	The approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan;

3.	The approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan;

4.	The approval of a non-binding advisory proposal regarding the compensation paid to the named executive officers listed in the attached Proxy Statement;

5.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

6.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.  Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.  Shareholders of record at the close of business on May 23, 2014 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO AUTHORIZE A PROXY BY MAIL OR TO VOTE BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED ON THE NOTICE OF INTERNET AVAILABILITY OR, IF YOU REQUESTED PAPER COPIES, THE INSTRUCTIONS ARE PRINTED ON THE PROXY CARD.  ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY VOTING AGAIN AT A LATER DATE BUT PRIOR TO THE ANNUAL MEETING.  ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, SHAREHOLDERS WHOSE SHARES ARE NOT REGISTERED IN THEIR OWN NAME WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Peter Galetto, Jr.
Secretary
Mount Laurel, New Jersey
June 4, 2014
Important Notice Regarding Internet Availability of Proxy Materials
for the Shareholder Annual Meeting
to be Held on July 17, 2014 at 9:30 a.m.

The Proxy Statement and the 2013 Annual Report to Shareholders
are available for review on the Internet at www.envisionreports.com/SNBC.

PROXY STATEMENT
OF
SUN BANCORP, INC.
350 FELLOWSHIP ROAD, SUITE 101
MOUNT LAUREL, NEW JERSEY 08054
ANNUAL MEETING OF SHAREHOLDERS
JULY 17, 2014

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the “Company”) to be used at the 2014 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), which will be held at the Sun Bancorp, Inc. Executive Office, 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey, on July 17, 2014, at 9:30 a.m.  This Proxy Statement and the enclosed form of proxy are first being made available to shareholders on or about June 4, 2014.

At the Annual Meeting, shareholders will be requested to consider and vote upon (i) the election of eleven directors of the Company; (ii) the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan; (iii) the approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan; (iv) the approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers (as defined herein) listed in the Proxy Statement; (v) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (vi) such other matters as may properly come before the Annual Meeting or any adjournments thereof.  The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof.

 VOTING AND PROXY PROCEDURES

The Board of Directors is making this Proxy Statement available to you electronically for the purpose of allowing your shares of common stock to be represented at the Annual Meeting by the persons named as proxies in the Board of Directors’ form of proxy.  Shareholders of record may vote by proxy in any of three different ways:

●	Voting over the Internet. To vote by Internet:

•	Go to www.envisionreports.com/SNBC; or

•	Scan the QR code on your proxy card with your smartphone.

•	The steps for voting by Internet are outlined on the secure website. Proxies submitted by the Internet must be received by 2:00 a.m. Eastern Time on July 17, 2014.

●	Voting by Telephone. To vote by telephone:

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone; and

•	Follow the instructions on the recorded message. Proxies submitted by the telephone must be received by 2:00 a.m. Eastern Time on July 17, 2014.

●
Voting by Mail. If you have requested paper copies, complete, sign, date and return the proxy card in the postage-paid envelope provided. To be voted, mailed proxy cards must be received by: 5:00 p.m. Eastern Time on July 16, 2014.

Voting of 401(k) Retirement Plan and Employee Stock Purchase Plan Shares.  Employees who own shares of common stock as of the Record Date (as defined below) in either of the 401(k) Retirement Plan or the Employee Stock Purchase Plan will receive an email with instructions on how to download the proxy materials and direct how their shares should be voted at the Annual Meeting.  Employees who participate in either of those plans must complete these procedures no later than 8:00 a.m., Eastern Time, on July 15, 2014.

Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies may be revoked by written notice to the Secretary of the Company at the address above or by filing a later-dated proxy.  A proxy will not be voted if a shareholder attends the Annual Meeting and votes in person.  However, shareholders whose shares are not registered in their own name will need additional documentation from the record holder to vote in person at the Annual Meeting.  Proxies solicited by the Board of Directors will be voted as specified thereon.  If no direction is given, signed proxies will be voted “FOR” the nominees for directors set forth below; “FOR” the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan; “FOR” the approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan; “FOR” the approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers listed in the Proxy Statement; and “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where a nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Shareholders of record as of the close of business on May 23, 2014 (the “Record Date”) are entitled to one vote for each share of the Company’s common stock they held at that date.  As of that date, there were 87,098,577 shares of the Company’s common stock outstanding.

The presence in person or by proxy of at least a majority of the outstanding shares of the Company’s common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “FOR” or “AGAINST” are included.  Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the

Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy being provided by the Board of Directors allows a shareholder to vote for the election of the nominees proposed by the Board of Directors or to withhold authority to vote for any or all of the nominees being proposed.  Under the Company’s bylaws, directors are elected by a plurality of votes cast.

Concerning all matters that may properly come before the Annual Meeting other than the election of directors, including the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan, the approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan, the approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers listed in the Proxy Statement and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, by checking the appropriate box, a shareholder may:  (i) vote “FOR” the item, or (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item.  Unless otherwise required, such matters, including the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan, the approval of an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan, the approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers listed in the Proxy Statement and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners

Persons and groups owning in excess of 5% of the outstanding shares of the Company’s common stock are required to file reports regarding such ownership with the Securities and Exchange Commission (the “SEC”). Other than as set forth in the following table, management knows of no person or group that owns more than 5% of the outstanding shares of the Company’s common stock as of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360	6,195,171	(1)	7.1%

WL Ross & Co. LLC
1166 Avenue of the Americas
New York, New York 10036	21,279,241		24.4%

Maycomb Holdings II, LLC
Maycomb Holdings III, LLC
Maycomb Holdings IV, LLC
c/o Siguler Guff & Company, LP
825 Third Avenue
New York, New York 10022	8,460,421	(2)	9.7%

Sidney R. Brown
226 Landis Avenue
Vineland, New Jersey 08360	4,727,346	(3)(4)	5.4%

Anchorage Capital Group, L.L.C.
610 Broadway, 6th Floor
New York, New York 10012	8,460,421	(5)	9.7%

Total of all directors, nominees for director and executive officers of the Company as a group (16 persons)	30,259,403	(6)(7)	34.7%
________________
(1)
Includes shares held directly as well as by spouse, in trust and other indirect ownership, over which shares Mr. Brown exercises sole or shared voting and/or investment power.  Includes 143,164 shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of the Record Date.

(2)	Based on an amended Schedule 13G filed with the SEC on February 14, 2014 and on information from the corporate records of the Company.
(3)
Includes shares held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individual exercises sole or shared voting and/or investment power, unless otherwise indicated.  Includes 272,768 shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of the Record Date.

(4)
Excludes 4,012,237 shares held by various companies and partnerships for which the individual disclaims beneficial ownership of shares held in excess of his proportionate ownership interests in such companies and partnerships.

(5)	Based on a Form 13F filed with the SEC on February 14, 2014.
(6)
Excludes 8,025,729 shares held by various companies and partnerships for which an individual disclaims beneficial ownership of shares held in excess of his or her proportionate ownership interests in such companies and partnerships.

(7)
Includes shares held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and/or investment power, unless otherwise indicated.

Includes 486,749 shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of the Record Date.

PROPOSAL I – ELECTION OF DIRECTORS

Eleven directors will be elected at the Annual Meeting.   All of the nominees are currently members of the Board of Directors. Directors of the Company are elected to one-year terms, each to serve until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified.

It is intended that the proxies solicited by the Board will be voted for the election of each of the named nominees unless otherwise specified.  If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy.  At this time, the Board knows of no reason why any of the nominees might be unavailable to serve.  Each of the nominees has consented to serve, if elected.

The following table sets forth information with respect to all of the directors as of the Record Date (including the nominees for election as directors) and the executive officers of the Company and Sun National Bank (the “Bank”), including their names, ages, the year they first became directors or executive officers of the Company or the Bank, and the number of and percentage of shares of the Company’s common stock beneficially owned by each as of May 23, 2014.

Name	Age	Year First Elected or Appointed(1)	Shares of Common Stock Beneficially Owned(2),(3)	Percent of Shares of Common Stock Outstanding

DIRECTORS

Wilbur L. Ross, Jr.	76	2010	21,279,241	24.4%
Sidney R. Brown	57	1990	4,727,346	5.4%
Jeffrey S. Brown	54	1999	2,950,489	3.4%
Peter Galetto, Jr.	60	1990	442,114	*
Eli Kramer	59	2004	356,102	*
Anthony R. Coscia	53	2010	98,998	*
William J. Marino	69	2010	113,096	*
Philip A. Norcross	50	2012	116,147	*
Steven A. Kass	56	2012	31,080	*
Keith Stock	61	2014	1,000	*
Frank Clay Creasey, Jr.	65	2014	300	*
EXECUTIVE OFFICER OF THE COMPANY AND THE BANK

Thomas R. Brugger	47	2012	20,000	*
EXECUTIVE OFFICERS OF THE BANK
Michele B. Estep	45	2008	76,130	*
Bradley J. Fouss	46	2001	44,527	*
Alberino J. Celini	51	2012	405	*
John R. Allison IV	47	2014	-	*

______________
*	Less than 1.0%
(1)	For directors, refers to the year such individual became a director of the Company or the Bank. For officers, refers to the year such individual joined the Company or the Bank.
(2)
Includes shares held directly by the individual as well as by such individual’s spouse, or minor children, in trust and other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power, unless otherwise indicated.

(3)
Includes shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of the Record Date.  The number of options included for each individual is as follows: Wilbur Ross – 0; Sidney R. Brown – 244,368; Jeffrey S. Brown – 11,625; Peter Galetto, Jr. – 36,750; Eli Kramer – 56,757; Anthony R. Coscia – 0; William J. Marino – 0; Philip A. Norcross – 0; Steven A. Kass – 0; Keith Stock – 0; Frank Clay Creasey, Jr. – 0; Thomas R. Brugger – 0; Michele B. Estep – 45,419; Bradley J. Fouss – 37,647; Alberino J. Celini – 0; and John R. Allison IV – 0.

Biographical Information and Qualifications of Directors

Set forth below are biographies of the nominees for director (all of which are continuing directors) and the executive officers of the Company and the Bank.  These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement in certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to nominate the individual for election to the Board in 2014 and that qualify such continuing directors to continue to serve on the Board.  Pursuant to the terms of a securities purchase agreement dated July 7, 2010 entered into between the Company and WLR SBI Acquisition Co, LLC (“WL Ross”), the Company agreed that as long as WL Ross beneficially owns at least 7.5% of the outstanding common stock, WL Ross has the right to nominate one candidate to the Board of the Company and the Bank.  Wilbur L. Ross, Jr. is WL Ross’s nominee.  Pursuant to the terms of a securities purchase agreement dated July 7, 2010 entered into between the Company and various members of the founding Brown family, as long as the Brown family and their affiliates own at least 7.5% of the outstanding common stock, subject to compliance with NASDAQ Listing Rules and related interpretations, the Brown family has the right to nominate four candidates for election as directors.  Pursuant to this provision, Sidney R. Brown, and Jeffrey S. Brown  have been nominated to serve as directors.

Directors

Sidney R. Brown is Interim President and Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank.  From 1990 to 2013, Mr. Brown, in addition to being a director, served as treasurer and secretary of the Company.  Mr. Brown serves as Chair of the Executive and Credit Committees as well as a member of both the ALCO/Investment Committee and Technology Committee.  He served as Acting President and CEO of the Company from February 2007 to January 2008 and from December 2013 to the present.  Mr. Brown is Chief Executive Officer of NFI Industries, Inc. (“NFI”), a premier integrated supply chain solutions company.  NFI, founded in 1932 as National Hauling, has evolved from a trucking company in a regulated environment, into one of the largest privately-held third party logistics companies in the country. In the early 1980s, the company, then known as National Freight, was focused mainly on over-the-road trucking services. The company quickly evolved into four affiliated companies providing transportation services (National Freight), warehousing and inventory management (National Distribution Centers), dedicated fleets and transportation management (Interactive Logistics) and real estate development (Real Estate). In 2008, the company continued to evolve and positioned all its companies under one corporate brand, NFI. NFI in North America now consists of Logistics, Warehousing and Distribution, Transportation, Intermodal, Real Estate, Transportation Brokerage, Contract Packaging, Solar, Global Freight Forwarding and NFI Canada.  Mr. Brown attended

Georgetown University and graduated with a BSBA in 1979.  Sidney R. Brown began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank.  He moved on to pursue his MBA at Harvard University. Graduating in 1983, he immediately joined the family business.   Mr. Brown is a director of J & J Snack Foods Corp. and Franklin Square Energy and Power Fund.  Emeritus Director of the Bank, Bernard A. Brown is Sidney Brown’s parent and Director Jeffrey S. Brown is his sibling. With his extensive business background and leadership and management skills, Mr. Brown has helped guide the Company’s Board of Directors successfully for a significant number of years.

Jeffrey S. Brown has been a director of the Company since April 1999.  He is also a director of the Bank.  Mr. Brown serves as Chairman of the Technology Committee, and as a member of the Board’s Risk, ALCO/Investment and Credit Committees.  He is President and Vice Chairman of NFI, a comprehensive provider of freight transportation, warehousing, third party logistics, contract manufacturing, and real estate development.  Mr. Brown is also President of NFI Real Estate, one of the top real estate development companies in the industry.  He is one of the general partners of The Four B’s, a partnership with extensive holdings primarily in the Eastern United States.  Mr. Brown is an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.  He serves on the Boards of several regional charities including: The Board of Trustees of the Cooper Foundation.  As a principal in a major logistics company with P&L responsibilities, Mr. Brown possesses financing and acquisition experience, which further strengthens his bank director capabilities.  Emeritus Director of the Bank, Bernard A. Brown is Jeffrey Brown’s parent and Chairman of the Board of Directors and Interim President and Chief Executive Officer Sidney R. Brown is his sibling.  His experience in real estate, leadership skills, and networking capabilities due to his stature in the local business community, make him a valued member of the Company’s Board of Directors.

Anthony R. Coscia was elected to the Board of Directors of the Company in November 2010.  He is also a director of the Bank.  Mr. Coscia currently serves as Chair of the Board’s ALCO/Investment Committee and is a member of the Board’s Compensation/Personnel and Credit Committees.  He is admitted to the state bars of New Jersey and New York and is a Partner in the law firm of Windels Marx Lane & Mittendorf, LLP (WMLM), having been with the firm for over 25 years.  He is a graduate of Georgetown University School of Foreign Service and received his law degree from Rutgers University School of Law.  Mr. Coscia’s practice focuses on corporate, commercial, and real estate matters, with a concentration on the financial elements of these transactions. He represents financial institutions, investors and major corporations on whose behalf he has handled a broad variety of matters, including corporate and real estate finance transactions, asset restructure and recovery, regulatory compliance, mergers and acquisitions, and general litigation. In addition, Mr. Coscia regularly advises infrastructure funds, private equity firms, technology companies, not-for-profit organizations and investor owned utilities. He also has specific experience in the area of redevelopment finance and has worked extensively on infrastructure development projects.  In addition to his private practice, Mr. Coscia also serves as Chairman of the Board of Directors of the National Railroad Passenger Corporation (Amtrak). Previously he served as Chairman of Amtrak’s Finance and Audit Committee. Mr. Coscia’s contributions to Amtrak are the result of his June 2010 appointment by President Obama to the Board of Directors. Mr. Coscia is the Chairman of United Water, Inc., the U.S. subsidiary of Suez Environnement. He has previously served as a director of several public and closely held corporations in the construction, financial services, investment banking, real estate and manufacturing sectors. In addition, he serves as a trustee of the New Jersey Community Development Corporation and is a member of the New Jersey Performing Arts Center Council of Trustees, The Partnership for New York City, The Economic Club of New York and the Regional Plan Association.  Mr. Coscia served as Chairman of the Port Authority of New York and New Jersey for over eight years, stepping down from the Board on June 30, 2011. During his tenure, the longest in modern Port Authority history, he served four New Jersey Governors and three New York

Governors. As Chairman, Mr. Coscia oversaw the restoration of the agency after 9/11 as a key player in the region through development of a long term capital program, assuming the lead role in the redevelopment of the World Trade Center site rebuilding, spearheading multi-billion dollar mass transit improvements, port expansion, modernization of aviation facilities and the most significant corporate governance and financial management reforms adopted by the Port Authority in over two decades.  From February 1992 to March 2003, Mr. Coscia served as Chair of the New Jersey Economic Development Authority (“NJEDA”), one of the largest state-sponsored development banks in the United States. In 2007 he was awarded an honorary doctorate of humane letters from the New Jersey Institute of Technology.  With Mr. Coscia’s extensive background and as a well-respected business leader actively involved in both the private and government sectors in New Jersey and New York, he is a significant complement to the Company’s Board of Directors.

Peter Galetto, Jr. has been a director of the Company since April 1990.  He is also a director of the Bank.  Mr. Galetto served as the Secretary of the Company from April 1990 to March 1997.  He currently serves as secretary of the Company and the Bank, is Chair of the Risk Committee and former Chair of the Audit Committee.   He serves as a member of the following Board Committees:  Executive; Audit; Nominating & Corporate Governance; and Credit.  In his position as Chair of the Risk Committee of the Board, Mr. Galetto annually attends numerous audit and risk related webinars and seminars as well as a national conference on audit and risk topics to bring the most current information to the Company.  Mr. Galetto is the President and CEO of Stanker&Galetto, Inc., an industrial building contractor located in Vineland, New Jersey.  He is the Secretary/Treasurer of Tri-Mark Building Contractors, Inc.  Mr. Galetto is also Chairman of the Board of Inspira Health Network (formerly South Jersey Healthcare System which merged with Underwood Memorial Hospital), board member of Hendricks House and also serves as the Parish of All Saints Finance Council President.  Mr. Galetto is also an officer and director of several other corporations and organizations. He has been honored by several organizations for his community service: Entrepreneur of the Year by the South Jersey Development Council, Gregor Mendel Award from St. Augustine Prep, Vineland Rotary Club Outstanding Vocational Accomplishments and the Order Sons of Italy in America Distinguished Golden Lion Award.  He received a B.S. in Commerce and Engineering from Drexel University, majoring in Finance and Management.  Mr. Galetto also graduated from Harvard Business School’s Owner/President Management Program. With his proven business leadership and management skills, in addition to his stature in the local business community, Mr. Galetto is a significant contributor to the Board of Directors of the Company.

Steven A. Kass was elected to the Board of Directors of the Company in April 2012.  He is also a director of the Bank.  Mr. Kass currently serves as Chair of the Board’s Audit Committee and is a member of the Risk Committee.  Mr. Kass is CEO and a board member of Rothstein Kass, based in Roseland, N.J.  He has extensive experience with entrepreneurial businesses and their owners and frequently lectures before trade associations and professional associations.  Mr. Kass earned a Bachelor of Science degree in accounting from Syracuse University and began his career with Arthur Young (now Ernst & Young). After three years with the then Big Eight accounting firm, he joined Rothstein Kass. Bringing strong skills and a fresh mindset to the firm, Mr. Kass has played an integral role in the firm’s growth and national presence over the last 20 years. Additionally, he was extensively involved with advising clients within the firm’s Financial Services Group. Professional development and philanthropy have always been important to Mr. Kass.  He serves on the advisory board for the Whitman School of Management and the Lubin School of Accounting at Syracuse University. He completed a two-year term as international chairman of AGN International Ltd., a worldwide association of separate and independent accounting and consulting firms in 80 countries. Because of his commitment to philanthropy and his leadership in the accounting and finance profession, Mr. Kass was honored in January 2004 with a Distinguished Achievement award by the banking and finance unit of B’nai B’rith International.  In addition to these activities Mr. Kass is a highly regarded industry thought leader and frequently requested speaker. Recent speaking engagements include: AGN World Congress, Lehigh and Syracuse Universities,

UJA-Federation and B’nai B’rith International. Mr. Kass is a member of the American Institute of Certified Public Accountants (AICPA), the New Jersey Society of Certified Public Accountants (NJSCPA) and the New York State Society of Certified Public Accountants (NYSSCPA). He is a certified accountant in the states of New Jersey and New York. As a highly-regarded business and philanthropic leader, who has led the dynamic growth of his own company while serving as a valued advisor to clients, Mr. Kass is a strong complement to the Company’s Board of Directors.

Eli Kramer has been a director of the Company since July 2004.  He is also a director of the Bank.  He serves as Chair of the Board’s Compensation Committee and is also a member of the following Board Committees: Executive; Audit; Risk; Nominating and Corporate Governance; and Credit.  Mr. Kramer has over 20 years of total bank board experience including seven plus years as Vice Chair or Chairman at a previous bank.  Mr. Kramer has been a principal in real estate development companies since 1976 and is the owner of CJ Management, LLC.  He is also a principal in Arcturus Group, a real estate advisory and asset management firm serving the financial industry.  He was a co-founder and Vice Chairman of the Board of Directors of Community Bancorp of New Jersey, prior to its acquisition by the Company.  He also served as a Director and Chairman of the Board of Colonial State Bank.  Mr. Kramer serves as a Trustee on the Boards of the Jewish Educational Center, Elizabeth, NJ, the Holocaust Resource Center at Kean University, and the Trinitas Healthcare Foundation.   Mr. Kramer’s bank board experience, proven leadership and business management skills, knowledge of the New Jersey market, and stature in the community are all attributes that are highly valued as a director of the Company.

William J. Marino was elected to the Board of Directors of the Company in November 2010.  He is also a director of the Bank.  Mr. Marino currently serves as Chair of the Board’s Nominating and Corporate Governance Committee and is also a member of the Board’s ALCO/Investment Committee.  He is a graduate of St. Peter’s College with a Bachelor of Science degree in Economics.  Mr. Marino has over 40 years of experience in the health and employee benefits field, primarily in managed care, marketing and management. Mr. Marino is the retired Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey, the state’s largest health insurer, providing coverage for over 3.6 million people. He joined Horizon BCBSNJ as Senior Vice President of Health Industry Services in January 1992, responsible for all aspects of Managed Care operations in New Jersey, as well as Market Research, Product Development, Provider Relations and Health Care Management.  He became President and CEO in January 1994 and Chairman effective January 2010.  Before joining Horizon BCBSNJ, Mr. Marino was VP of Regional Group Operations for NY and CT for Prudential, capping a 23-year career with them.  Mr. Marino is currently the Co-Chairman of the Board of Directors of the New Jersey Performing Arts Center (NJPAC), a member of the Board of the New Jersey Symphony Orchestra, as well as Sealed Air Corporation, in which he serves as Chairman of the Organization & Compensation Committee.  He is a member of the Campaign Committee of Saint Vincent Academy and a member of the Board of Trustees of Delbarton School in Morristown. In addition, Mr. Marino is a member of the board of a privately held corporation, LCA Holdings, LLC.  Mr. Marino is a recipient of the 1997 Ellis Island Medal of Honor.  In 2007 he received The American Conference on Diversity’s Humanitarian of the Year Award.  Mr. Marino’s prior board affiliations include: America’s Health Insurance Plans; Blue Cross Blue Shield Association; National Institute for Health Care Management (Past Chairman); Choose New Jersey; NJ State Chamber of Commerce (Past Chairman); New Jersey Network; Newark Alliance; Newark Museum, Liberty Science Center Chairman’s Advisory Council; St. Peter’s College (Past Chairman); Community Theatre of Morristown; Regional Business Partnership (Past Chairman); United Way of Essex and West Hudson (Past Chairman); Kessler Institute for Rehabilitation, Inc.; New York Business Group on Health; and New York State HMO Conference.  As a highly regarded business and philanthropic leader, one who has played an important role in policy and legislative matters in New Jersey, Mr. Marino is an important complement to the Company’s Board of Directors.

Philip A. Norcross was elected to the Board of Directors of the Company in April 2012, and currently serves as Treasurer.  He is also a director of the Bank.  Mr. Norcross serves as a member of the following Board Committees: ALCO/Investment, Compensation, Risk, and Technology.  Mr. Norcross is Chief Executive Officer and Managing Shareholder of Parker McCay, a regional law firm headquartered in Mount Laurel, New Jersey, with offices in Lawrenceville and Atlantic City, New Jersey.  He co-chairs the firm’s Public Finance and Business Departments and has particular expertise in finance and transactional law, with an emphasis on government, economic development, redevelopment and other specialized financings.  Mr. Norcross also serves as Chairman of Optimus Partners LLC, a business advisory and consulting firm, based in Trenton, New Jersey, that serves a wide array of clients in the financial services, healthcare, gaming, real estate and development, and insurance sectors.  Active in both the community and his profession, Mr. Norcross is Chairman of the Board of The Cooper Foundation and a member of Cooper Health System’s Treasury Steering Committee.  He is a member of the Board and Executive Committee of United Way of Greater Philadelphia and Southern New Jersey as well as a member and past Chairman of Burlington County United Way.  Mr. Norcross also serves on the Board of Trustees of the Home Port Alliance of the U.S.S. New Jersey, Inc. and is a founding member and former vice president of the Mount Laurel Public Education Foundation.  He is also a member of the National Association of Bond Lawyers, the American Bar Association and the bar associations of New Jersey, Burlington County and Camden County.  With his record of success, particularly in the areas of law, finance and economic development, working with both private and public entities, Mr. Norcross brings valuable experience and talent to the Company’s Board of Directors.

Wilbur L. Ross, Jr. was elected to the Board of Directors of the Company in September 2010.  He is also a director of the Bank.  Mr. Ross is a member of the Executive Committee and the Nominating and Corporate Governance Committee and is a non-voting observer to the Compensation Committee.  Wilbur Ross, CEO of WL Ross & Co. LLC, may be one of the best known private equity investors in the U.S.  His private equity funds bought Bethlehem Steel and several other bankrupt producers and revitalized them into the largest U.S. producer before merging them into Mittal Steel for $4.5 billion. He remains a director of what is now ArcelorMittal, the world’s largest steel company.  He also created and chairs International Textile Group, the most global American company in that industry, and International Auto Components Group, a $4.5 billion producer of instrument panels and other interior components operating in 17 countries. He’s the Chairman of Diamond S Shipping and previously chaired International Coal Group which was sold to Arch Coal for $3.4 billion. He is a member of the boards of Assured Guaranty, Bank of Ireland, BankUnited, EXCO, Navigator Holdings and Ocwen Financial, all NYSE listed. He is also a member of the board of Talmer Bancorp.  Mr. Ross was Executive Managing Director of Rothschild Inc. for 24 years before acquiring that firm’s private equity partnerships in 2000.  He is a member of the boards of Yale University School of Management, The Dean’s Advisory Board of Harvard Business School, Palm Beach Civic Association, Business Roundtable and the Palm Beach Preservation Foundation.  He is Chairman of the Japan Society and the Brookings Institution Economics Studies Council and a trustee of the Town of Palm Beach Retirement System and the Magritte Museum in Brussels.  President Kim Dae Jung awarded him a medal for his assistance in Korea’s financial crisis, President Clinton appointed him to the board of the U.S.—Russia Investment Fund and he served as Privatization Advisor to New York City Mayor Rudy Giuliani. Mr. Ross formerly served as Chairman of the Smithsonian Institution National Board. He is a graduate of Yale University and of Harvard Business School (with distinction).  He is the only person to be elected to both the Private Equity Hall of Fame and the Turnaround Management Association Hall of Fame. Bloomberg BusinessWeek designated him one of the 50 most influential people in global finance.  Mr. Ross is a valued member of the Board of Directors given his experience in the financial services industry and his reputation as one of the world’s most respected investors.

Keith Stock was seated as a director on the Boards of Directors of the Company and the Bank in January 2014.  Mr. Stock serves as a member of the Audit and Credit Committees.  Since 2011, he is

Chairman and Chief Executive Officer of First Financial Investors, Inc., a financial services investment firm, Senior Executive Advisor with The Brookside Group, and Chairman and Chief Executive Officer of Clarien Group Limited as well as Chairman of its wholly-owned subsidiary, Capital G Bank Limited.  Mr. Stock is also a registered securities professional with J.V.B. Financial Group, LLC, a full service investment bank. Previously, from 2009 to 2011, Mr. Stock served as Senior Managing Director and Chief Strategy Officer of TIAA-CREF. He was a member of the Office of the CEO with responsibility for corporate development and strategy including mergers and acquisitions and business strategies for asset management, banking and trust, life insurance, retirement services, and wealth management.  From 2004 to 2008 Mr. Stock served as President of MasterCard Advisors, LLC, the professional services business of MasterCard Worldwide. He was a member of the MasterCard Operating Committee and Management Council. Mr. Stock also previously served as Chairman and Chief Executive Officer of St. Louis Bank, FSB and First Financial Partners Fund I, LP, a private equity firm and bank holding company, as well as Chairman and President of Treasury Bank, Ltd.  Earlier in his career, Mr. Stock was a partner with McKinsey & Co., a senior officer of A.T. Kearney, and financial services sector executive with Capgemini and Ernst & Young. He began his career with the Mellon Bank (now BNY Mellon). Mr. Stock is a director of the Bermuda Stock Exchange (BSX), the Foreign Policy Association, and Independence Bancshares, Inc.  He is a member of the Economic Club of New York, the Advisory Board of the Institute for Ethical Leadership, Rutgers University Business School, and the International Trustee Election Commission of AFS Intercultural Programs, Inc. (formerly known as the American Field Service). He received his undergraduate degree from Princeton University and his M.B.A. in finance from The Wharton School, University of Pennsylvania. As an accomplished business leader with an impressive record of success and in-depth management experience in the financial services industry, Mr. Stock’s qualifications make him an important complement to the Company’s Board of Directors.

Frank Clay Creasey, Jr. was seated as a director on the Boards of Directors of the Company and the Bank in April 2014.  Mr. Creasey is a member of the Board’s Audit, Risk, and ALCO/Investment Committees.  Mr. Creasey is currently employed by Toys“R”Us, Inc. as Executive Vice President and Chief Financial Officer, a position he has held since May 2006.  He joined Toys“R”Us, Inc. in 2006 with more than 25 years of financial management experience in the retail industry.  Mr. Creasey began his retail career at Lucky Stores, a large, public grocery, where he spent 11 years in various corporate and division financial roles.  More recently, he spent 13 years at Mervyn’s, a subsidiary of Target Corporation, where he served as their Chief Financial Officer for five years.  He also spent one year as the financial head of Zoom Systems, a San Francisco-based start-up company in the automated retail sector.  During his career, Mr. Creasey has been involved with several corporate and operational restructurings and financial turnarounds.  Before entering the retail sector, Mr. Creasey spent two years as an Actuarial Analyst at Fireman’s Fund and six years as a Corporate Lending Officer with Crocker Bank.  Mr. Creasey holds a bachelor’s degree and a Masters of Business Administration from Stanford University.  He also is a Certified Public Accountant. With Mr. Creasey’s corporate leadership skills, experience with restructurings and financial turnarounds and expertise in risk management, regulatory compliance, credit and corporate lending, he is a valued addition to the Company’s Board of Directors.

Executive Officers Who Are Not Directors

Thomas R. Brugger joined the Company and the Bank in November 2012 as Executive Vice President and Chief Financial Officer.  His responsibilities include financial reporting and planning, accounting, treasury, interest rate risk management, investor relations, capital planning and mortgage sales.  Before joining the Company, Mr. Brugger was Executive Vice President and Chief Financial Officer of Customers Bancorp, Inc., a bank holding company based in Wyomissing, Pa for three years (from September 2009 to October 2012).  Prior to that, Mr. Brugger was Executive Vice President, Corporate Treasurer for Sovereign Bancorp and Sovereign Bank.  Mr. Brugger is a graduate of Penn State University and sits on the Advisory Board for Penn State Outreach, a division of Penn State University.

Alberino J. Celini joined the Bank in December 2012 as Executive Vice President and Chief Risk Officer overseeing the credit, operational and market risk management functions of the Bank. Prior to joining the Company, Mr. Celini was Vice President, Regulatory Advisory & Strategy at Freddie Mac in McLean, Virginia. His twenty-five year career spans both functional and business leadership roles within major financial institutions, and his expertise encompasses finance, risk management, regulatory compliance, governance and strategic business development. Mr. Celini also spent a decade at Ally Bank, where he served as founding Chief Financial Officer, Chief Risk Officer and Director of Lending Development, as the Bank grew from start-up to maturity. Other past roles include Financial Officer at Citibank and public accountant with Arthur Andersen & Co. A Certified Public Accountant, Mr. Celini earned a Bachelor of Science degree in Accounting and Finance from Fordham University. He is a member of the NJ Bankers Association and has held executive board roles at the MERS Corporation, Delaware Community Investment Corporation and the Bucks County Boy Scouts of America.

Michele B. Estep joined the Bank in April 2008 as Executive Vice President and Chief Administrative Officer.  Ms. Estep brings more than 20 years of experience to her position.  In this position, Ms. Estep oversees the Company’s administrative operations, including Human Resources, Training and Development, Marketing, PR and Communications.  Her roles include management of the Bank’s Human Capital initiatives - recruiting, hiring, retention and training practices and procedures, as well as the administration of benefits and payroll services.  Under her management, the marketing department is charged with developing strategies and tactics designed to support the Company’s lines of business through sales support, branding, advertising and social media.  Ms. Estep is also responsible for managing communications with all of the Company’s stakeholders, including community relations and investor relations.  Prior to joining the Company, she held successive leadership roles at KeyBank in Albany, New York.  Ms. Estep is a member of the Board of Directors of The Food Bank of South Jersey.

Bradley J. Fouss joined the Bank in 2001.  Mr. Fouss has more than 20 years of banking experience.  Currently Executive Vice President and Director of Wholesale Banking for the Company, a position he has held since May 2011, Mr. Fouss manages all commercial banking efforts and drives key strategic initiatives to expand lines of business, including wholesale lending, deposits, cash management, and government banking.  He also leads the Bank’s growing specialty segment business lines, including Healthcare, Real Estate, Asset-Based Lending, and Syndications.  Previously, he was Senior Vice President and Director of Commercial Real Estate and Asset-Based Lending from July 2010 to May 2011, Senior Vice President and Director of Specialized Banking from September 2009 to July 2010 and Senior Vice President - Wholesale Lending from December 2001 to September 2009.   Prior to joining the Company, Mr. Fouss held commercial banking positions with Wachovia.  He also served in the New Jersey National Guard for 10 years, retiring as a captain.

John R. Allison IV joined the Bank in 2014 as Executive Vice President and Chief Operations Officer. In this role, he oversees operations across several key departments in the Bank, including bank and mortgage operations, information technology, consumer banking, small business banking, retail services and support, and Sun Financial Services. Mr. Allison has a track record of strategic execution and customer service and, as a member of the Bank's executive management team, plays a significant role in the Bank’s corporate strategy and growth initiatives.  Mr. Allison formerly led information technology at Customers Bank, where he oversaw a major company initiative to implement an advanced technology strategy and optimize that bank’s competitive advantage. He also held progressively responsible positions over 20-plus years at TD Bank/Commerce Bank, where he built a world-class technology and operations infrastructure supporting retail and commercial banking, cash management, finance, human resources, and other departments across the multi-billion-dollar organization. Mr. Allison earned an Executive Masters in Technology Management from the University of Pennsylvania and a Bachelor of Arts degree in Economics from Saint Joseph’s University. An active community volunteer, he is chief operations officer and board member of Compassionate Friends Riding Center and a member of the strategic planning development committee of Westfield Friends School.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

Since the departure of Thomas X. Geisel, former President and Chief Executive Officer, effective December 2, 2013, the offices of Chairman of the Board and Chief Executive Officer are held by the same individual.  Sidney R. Brown currently serves as Chairman of the Board of Directors and Interim President and Chief Executive Officer.  However, the Board of Directors has determined that the separation of the roles of Chairman of the Board and Chief Executive Officer will enhance Board independence and oversight.  Accordingly, the Board of Directors intends to appoint a new Chief Executive Officer who will be separate from the Company’s Chairman of the Board of Directors.  The Board of Directors believes that this separation permits the Chief Executive Officer to better focus on developing and implementing strategic and tactical initiatives, enhancing shareholder value and expanding and strengthening the Company’s franchise, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management.

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Meetings and Committees of the Board of Directors

The Company is governed by a Board of Directors and various committees of the Board, which meet regularly throughout the year.  During 2013, the Company’s Board of Directors held nine regular meetings, four special meetings, 28 regular committee meetings and 20 special committee meetings.  No incumbent directors attended fewer than 75% of the meetings of the Company’s Board of Directors and committees on which such director served during the year ended December 31, 2013.  In addition, the Bank’s Board of Directors held nine regular meetings and six special meetings during 2013.

The Executive Committee met four times during 2013.  As of the date of this Proxy Statement, the Executive Committee consists of Directors Sidney R. Brown (Chairman), Peter Galetto, Jr., Eli Kramer, and Wilbur L. Ross, Jr.

The Compensation Committee met 13 times during 2013.  As of the date of this Proxy Statement, the Compensation Committee consists of Directors Kramer, Coscia and Norcross.  Director Ross serves in a nonvoting observer capacity.

The Audit Committee met 11 times during 2013.  This committee currently consists of Directors Kass (Chairman), Creasey, Galetto, Kramer and Stock.  The Board of Directors has determined that Mr. Kass meets the definition of an audit committee financial expert under the regulations of the SEC.

The Nominating and Corporate Governance Committee met three times during 2013.  This committee currently consists of Directors Marino, Galetto, Kramer and Ross.

Each member of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee is independent in accordance with the requirements of the NASDAQ Listing Rules.  Each of these committees operates under a written charter, copies of which are available on the Company’s website at www.sunnb.com.

Compensation Committee Interlocks and Insider Participation

Company directors who served as members of the Compensation Committee of the Company’s Board of Directors during the year ended December 31, 2013 were Eli Kramer (Chair), Anthony R. Coscia and Philip A. Norcross.

None of the individuals who served on the Compensation Committee during 2013 was an executive officer of another company whose board of directors has a comparable committee on which one of the Company’s executive officers serves.  In addition, during 2013, no executive officer of the Company was a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Director Nomination Process

The Nominating and Corporate Governance Committee gives a recommendation to the Board of Directors of the persons to be nominated by the Company for election.  In seeking to add two new members during 2013 and 2014, the Nominating and Corporate Governance Committee elected to retain an executive search firm to identify qualified candidates for the positions to be filled.  The Nominating and Corporate Governance Committee reviewed many resume’s and interviewed a pool of candidates.  From that pool, the Nominating and Corporate Governance Committee selected two individuals to be recommended to the Board for nomination.  The Nominating and Corporate Governance Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and the Bank.  Additionally, the Nominating and Corporate Governance Committee will consider persons recommended by shareholders of the Company in selecting the Nominating and Corporate Governance Committee’s nominees for election.  There is no difference in the manner in which the Nominating and Corporate Governance Committee evaluates persons recommended by directors or officers and persons recommended by shareholders in selecting Board nominees.

To be considered in the Nominating and Corporate Governance Committee’s selection of Board nominees, recommendations from shareholders must be received by the Company in writing at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to shareholders.  Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.  The Nominating and Corporate Governance Committee believes potential directors should have industry expertise in areas of corporate governance, finance, banking, accounting, the economy, real estate, general business and other areas of importance to the Company, along with familiarity and knowledge of the business, political and economic environments for the markets the Bank serves, and the ability to provide management with guidance on the development and oversight of strategy.  The Nominating and Corporate Governance Committee and the Board of Directors may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board.  In view of the infrequency of shareholder communications to the Board of Directors, the

Board does not believe that a formal process is necessary.  Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting.  The Board encourages, but does not require, directors to attend the annual meetings of shareholders.  Nine members of the Board of Directors attended the 2013 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Ethics and Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  A copy of the Code of Ethics and Conduct is posted at the Company’s website at www.sunnb.com.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s compensation program for the last fiscal year applicable to the principal executive officers, principal financial officer and the three other most highly compensated executive officers whose total compensation exceeded $100,000 in the fiscal year ended December 31, 2013 in all capacities with the Company and Bank, which are included in the summary compensation table (referred to as the “Named Executive Officers” or the “named officers”).

Executive Summary: 2013 was a year of transition for Sun National Bank, which was able to make progress amid intense competition among banks, weak economic growth and the ongoing impact of regulatory changes.  The transition involved methodically reducing the level of problem loans, enhancing the management team and Board of Directors, rewriting loan policies and procedures, implementing a new enterprise risk management framework, and ongoing implementation of a new risk rating policy among other important foundational changes.   Although the Bank did not meet expectations for positive earnings this past year, we had significant reductions in problem loans and saw continued success with ongoing workout strategies.  We met goals for commercial loan production, achieved growth in our retail division and introduced new products and services for business and consumer customers.  Largely due to a rise in interest rates, we saw a material reduction in mortgage banking activity in the second half of 2013, and we right sized the platform for the resulting lower production volumes.  In furtherance of the Company’s efforts to increase risk and compliance infrastructure, the Company’s investment in professional fees ran roughly three times higher than normal for the year but are expected to moderate in 2014. The Bank remains above regulatory required minimum capital levels to be deemed well capitalized and will continue to strive to maintain prudent levels of risk.  Going into 2014, the Company will continue to focus on returning to profitability by increasing loan origination capacity, growing loan portfolio outstandings, improving operational effectiveness, continuing risk reduction efforts and reducing expenses.

The Compensation Committee continued to focus on rewarding activities which promote safe growth of long-term shareholder value and the recruitment and retention of talented executives to further execute the Company’s strategic plan.  Such actions included:

•
Granting stock options and stock awards to various newly hired members of senior management in order to align the interests of such management with the long-term interests of shareholders.  In order to continue to have a sufficient pool of shares available for such purposes, including compensation to be paid to our new President and Chief Executive Officer, upon the commencement of his employment, shareholders will be requested to approve an amendment to the 2010 Stock-Based Incentive Plan. See “Proposal III – Approval of an Amendment to the 2010 Stock-Based Incentive Plan.”

•
Under the Company’s 2010 Performance Equity Plan (the “2010 Performance Equity Plan” or “Performance Equity Plan”), the performance incentives required that the Company’s return on assets target metrics be achieved by December 31, 2013 in order for such equity awards to be earned or such awards were to be forfeited.  As of December 31, 2013, target metrics had not been achieved, which resulted in the forfeiture of all outstanding stock option awards made pursuant to the Performance Equity Plan.  Shares underlying such options were returned to plan reserves under the terms of the Performance Equity Plan.  Accordingly, shareholders are being requested to approve a new performance equity plan/program at the Annual Meeting.  See “Proposal II – Approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan.”

•
The Compensation Committee reviewed its Charter and made revisions deemed appropriate to promote the effective management and oversight of the Company’s incentive compensation and risk management and general corporate governance.

•	Aligning annual cash and equity award opportunities to weighted quantitative and qualitative performance objectives that drive and reward the achievement of the Bank’s safety and soundness objectives.

•	Establishing a retention plan and granting stock awards to Executive Management (as defined below) and select senior officers.

Shareholder Advisory Votes on Compensation.  At the 2011 annual meeting of shareholders, the shareholders approved the advisory vote on the Company’s executive compensation policies and practices as disclosed in the proxy statement for the 2011 annual meeting by more than 98% of the shares voting on the matter.  In addition, the shareholders approved an advisory vote recommending that such advisory vote be taken every three years by more than 75% of the shares voting on the matter.  The Company intends to follow this advisory vote on the three year frequency of such shareholder advisory votes.  Accordingly, the Proxy Statement includes another advisory vote on the Company’s executive compensation policies and practices.  See “Proposal IV – Approval of a Non-Binding Advisor Vote on Executive Compensation.”

Compensation Philosophy and Objectives.  The underlying goal of the Company’s compensation program is to promote increases in long-term shareholder value by closely aligning the financial interests of the Company and its shareholders with the Named Executive Officers and other members of executive management (collectively, “Executive Management”).

In accordance with the Charter of the Company’s Compensation Committee, the Compensation Committee seeks to design and administer executive compensation programs that will achieve the following primary objectives:

•	Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

•	Motivate employees to assume increased responsibility and reward them for their achievement;

•	Provide total compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to recruit and retain top quality, dedicated executives who are critical to its long-term success;

•
Align the interests of executives with the long-term interests of shareholders by providing executives with equity award opportunities that will result in favorable long-term compensation opportunities as long-term shareholder value grows;

•
Annually, the Company establishes specific financial performance targets as well as non-financial targets such as the Bank’s level of compliance with safety and soundness regulations, credit quality and adhering to other regulatory standards that are defined by the Compensation Committee and incorporated into the budgeting and planning process.  The Company’s goal is to promote and administer a comprehensive pay-for-performance program consistent with such financial performance targets and the goals of the Bank; and

•
Monitor the incentive compensation programs applicable to Executive Management and all employees to ensure that such programs do not expose the Company to unnecessary or excessive risk and to implement policies and practices that may help manage and monitor such risk within acceptable and pre-established parameters.

The Company’s compensation program is designed to promote performance by the Named Executive Officers and the entire Executive Management group as a team.  For 2013, as set by the Compensation Committee, performance of the Named Executive Officers under the Company’s Annual Cash Incentive Plan (the “Annual Cash Incentive Plan”) was evaluated based upon weighted quantitative and qualitative goals: 60% on protecting the institution, which relates to regulatory safety and soundness and includes regulatory compliance and stabilizing asset quality, 20% weighted on net income, and 20% on strategic initiatives.  Each year the Compensation Committee reviews the weightings and goals of this plan to ensure alignment with the Company’s goals.  Protecting the institution is the primary goal under the Annual Cash Incentive Plan and all measures related to achieving and maintaining regulatory safety and soundness must be achieved in order for the plan to be funded.

The Company strives to provide each Named Executive Officer with a total compensation opportunity that the Compensation Committee deems to be market competitive with comparably-sized community banks, both nationally and regionally, assuming the Company’s performance metrics are at budgeted, targeted levels.  The Company believes that this market positioning is appropriate to attract and retain top-caliber talent in a highly competitive labor market for executive staff.

The Company maintains programs to create short-term and longer-term incentive compensation opportunities for its Executive Management.  In recognition of the need to retain key employees, the Company has a stock-based incentive plan, pursuant to which stock options and stock awards are made to Named Executive Officers and other members of the Executive Management team, consistent with the Company’s long-term compensation goals.  Stock awards were made to Named Executive Officers in 2013.  Generally, such equity awards become earned and non-forfeitable over a two, four or five year period in order to serve as a retention tool in addition to a compensation incentive.

Role of the Compensation Committee.  The Compensation Committee’s primary responsibilities are to assist the Board of Directors in discharging its responsibilities relating to compensation of the Company’s Executive Management and to ensure that the compensation plans of the Company do not promote unnecessary or excessive risk.  The Committee determines policies and decisions relative to salary, annual cash incentives, long-term equity-based incentives and other compensation programs for Executive Management, while taking into account appropriate risk management.  The Chief Executive Officer’s compensation is evaluated by the Compensation Committee and approved by the Board of Directors.

The Compensation Committee has periodically engaged compensation consultants and advisors to provide advice on both director and executive compensation issues and has the authority to retain advisors as needed.  During 2013, the Compensation Committee received guidance from Pearl Meyer & Partners regarding compensation paid to a President and CEO of financial institutions with assets of between $2 billion and $10 billion.

Disclosure of Role of Compensation Consultants and potential conflicts of interest assessment. During 2013, the Compensation Committee received guidance from Pearl Meyer & Partners regarding the appropriate level and structure of compensation paid to a President and CEO.  Prior to engaging this consultant, the Compensation Committee considered the independence of Pearl Meyer & Partners in light of NASDAQ listing standards related to the Compensation Committee. The Compensation Committee also requested and received a letter from Pearl Meyer & Partners addressing the consulting firm’s independence, including the following factors:  (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm’s total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the work of the consultant did not raise any conflict of interest.

            Role of Executives in Compensation Committee Deliberations.  The Compensation Committee maintains a dialogue with the Company’s Chairman, or his designee, to assist in analyzing existing compensation programs and studying proposed compensation program changes.   During 2013, Mr. Sidney Brown served as the Chairman’s designee until such time that he was seated as the Company’s Chairman, at which time he continued to serve in such role as Chairman. In December, Mr. Brown also began serving as Interim President and Chief Executive Officer.  Mr. Brown has provided guidance to the Compensation Committee regarding Executive Management performance evaluation, bonus plan recommendations, and other executive compensation matters.  As appropriate, the Committee requests the presence of the Company’s Chairman or his designee and/or its President and Chief Executive Officer at Committee meetings to discuss executive compensation matters and to evaluate Company and individual performance.  Occasionally, other executives may be requested to attend a Committee meeting to provide pertinent financial, tax, accounting, peer data or operational information.  Executives in attendance may provide their insights and suggestions, but only independent Compensation Committee members may vote on decisions regarding executive compensation.

The Compensation Committee discusses the compensation of the Company’s President and CEO, or person acting in this role, directly with him, but final deliberations and all votes regarding his or her compensation are made in executive session, without the President and Chief Executive Officer, or person acting in this role, being present.  The Compensation Committee also determines the compensation for the other Named Executive Officers, based on the President and Chief Executive Officer’s recommendations and input from outside advisors and counsel when deemed necessary or appropriate.  The Named Executive Officers as of December 31, 2013 are: Sidney R. Brown, Chairman of the Board of Directors, Interim President and Chief Executive Officer, Thomas R. Brugger, Executive Vice President and Chief Financial Officer, Alberino J. Celini, Executive Vice President and Chief Risk Officer, Michele B. Estep, Executive Vice President and Chief Administrative Officer, Bradley J. Fouss, Executive Vice President, Wholesale Banking, and Thomas X. Geisel, former President and Chief Executive Officer.

Compensation Framework.  In developing and administering the Company’s executive compensation policies and programs, the Compensation Committee considers the following three aspects of the Compensation program:

•	Pay components - each element of total compensation, including the rationale for each component and how each component relates to the total compensation structure;

•	Pay level - the factors used to determine the total compensation opportunity, or potential payment amount at different performance levels, for each pay component; and

•
Relationship of executive compensation to performance - how the Company determines appropriate performance measures and goals for incentive plan purposes, as well as how pay levels change as a function of performance.

Pay Components.  The Company’s executive compensation program includes the components listed below:

•
Salary - a fixed base salary generally set at competitive levels that reflect each executive’s position, individual performance, experience, and expertise.  Such base salary levels are reviewed annually by the Compensation Committee;

•
Annual Cash Incentive Plan - a bonus pay program that varies based on individual, team and Company performance against annual business objectives; the Company communicates the associated performance metrics, goals, and bonus award opportunities to Executive Management as early in the fiscal year as is practical using the evaluation factors previously referenced. Final bonus determinations are made following the end of each fiscal year based upon a review of the stated performance metrics and bonus opportunities as well as the discretionary considerations of the Compensation Committee;

•
Long-Term Incentives - equity-based awards with the compensation values driven by the long-term market performance of the Company’s stock price in order to align Executive Management pay with long-term shareholder interests;

•
Management Agreements - These agreements detail the rights and obligations of the employer and Executive Management in the event of termination of employment following a change in control transaction or other involuntary termination of employment; and

•	Other Compensation - perquisites consistent with industry practices in comparable banks and broad-based employee benefits such as medical, dental, disability, and life insurance coverage.

Salary

The Company pays its executives salaries that are intended to be competitive and take into account the individual’s experience, performance, responsibilities, and past and potential contribution to the Company, with annual salary reviews determined in conjunction with an annual performance assessment.  The Compensation Committee intends that salary, together with annual cash incentive and long-term incentives at targeted Company performance levels will fall between the market median and upper quartile when compared to market competitors for similar executive talent.

The President and Chief Executive Officer, the other Named Executive Officers and members of the Bank’s Executive Management had forgone any pay increases in fiscal 2013 until the Company is restored to profitability.

Employment Arrangements

Sidney R. Brown.  Mr. Brown was appointed as interim President and Chief Executive Officer of the Company and the Bank, effective December 2, 2013, subject to regulatory approval or non-objection, which approval or non-objection was received on November 27, 2013 by the Office of the Comptroller of the Currency and on December 19, 2013 from the Board of Governors of the Federal Reserve System.  He is also the Chairman of the Boards of Directors of the Company and the Bank.  He receives a retainer of $225,000 annually as Chairman of the Boards of the Company and the Bank (of which a minimum of 15% is paid in stock) and an additional $325,000 per annum in stock as incremental compensation for serving as interim President and Chief Executive Officer, which represents the difference between the compensation he receives as Chairman of the Boards of Directors and the annual rate of base compensation previously paid to Thomas X. Geisel, the former President and Chief Executive Officer of the Company and the Bank.  The incremental compensation is paid in restricted shares of common stock of the Company.  One-half of the restricted shares will vest on December 31, 2014, with the remaining half to vest on December 31, 2015. Mr. Brown has no written employment agreement or management severance agreement with the Company or the Bank.

Thomas R. Brugger.  Mr. Brugger became Chief Financial Officer of the Company and the Bank in the fourth quarter 2012.  The terms of Mr. Brugger’s employment arrangement are set forth in a letter agreement, dated October 23, 2012, which is contained as an exhibit to a Form 8-K, filed November 9, 2012.  His annual base salary was $325,000 in fiscal 2013 and he received a sign-on bonus of $50,000 to offset relocation expenses, approximately 30 days after commencing employment.  Mr. Brugger also received two additional deferred sign-on payments each in the amount of $50,000, which were paid in March 2013 and December 2013, respectively. Under the terms of his offer letter, Mr. Brugger was granted options to purchase 20,000 shares of the Company’s common stock in November 2012.  He also received 5,698 shares of restricted stock in July 2013.  Mr. Brugger is eligible to participate in the various bonus, benefit, retirement and welfare plans and programs available to Executive Management.  Mr. Brugger is also a party to a management severance agreement providing the potential for him to receive certain severance benefits. See “Change in Control Severance Arrangements.”

Michele B. Estep.   Ms. Estep had an annual base salary of $250,000 in fiscal 2013.  Ms. Estep is eligible to participate in the various bonus, benefit, retirement and welfare plans and programs available to Executive Management.  Ms. Estep is also a party to an agreement providing the potential for her to receive certain severance benefits. See “Change in Control Severance Arrangements.”  Ms. Estep has no other written employment agreement with the Company or the Bank.

Bradley J. Fouss. Mr. Fouss had an annual base salary of $280,000 in fiscal 2013.  Mr. Fouss is eligible to participate in the various bonus, benefit, retirement and welfare plans and programs available to Executive Management.   Mr. Fouss is also a party to a management severance agreement providing the potential for him to receive certain severance benefits. See “Change in Control Severance Arrangements.”  Mr. Fouss has no other written employment agreement with the Company or the Bank.

 Alberino Celini. Mr. Celini had an annual base salary of $290,000 in fiscal 2013.  He received a sign-on bonus of $25,000 to offset relocation expenses, approximately 30 days after commencing employment.  Mr. Celini also received two additional deferred sign-on payments each in the amount of $25,000, which were paid in March 2013 and December 2013, respectively. Under the terms of his offer letter, Mr. Celini was granted options to purchase 15,000 shares of the Company’s common stock in

December 2012.  He also received 5,698 shares of restricted stock in July 2013.  Mr. Celini is eligible to participate in the various bonus, benefit, retirement and welfare plans and programs available to Executive Management.   Mr. Celini’s management severance agreement provides the potential for him to receive certain severance benefits and is currently pending regulatory approval. See discussion under “Management Severance Agreements” herein and “Change in Control Severance Arrangements” below.  Mr. Celini has no other written employment agreement with the Company or the Bank.

Thomas X. Geisel.  Mr. Geisel, former President and CEO, whose employment was terminated, effective December 2, 2013, was paid an annual base salary of $550,000 in fiscal 2013.  He also had the potential to receive grants of options to purchase shares of the Company’s common stock and shares of restricted stock under his employment agreement with the Company (the “Geisel Employment Agreement”).  A copy of the Geisel Employment Agreement, dated July 19, 2009, is contained as an exhibit to a Form 8-K, filed July 22, 2009.  Mr. Geisel was also eligible to participate in the various bonus, benefit, retirement and welfare plans and programs available to Executive Management.

Change in Control Severance Arrangements

As of December 31, 2013, the Company and or the Bank had in place management/change in control severance agreements (each a “Management Agreement,” collectively, the “Management Agreements”) with certain of the Named Executive Officers.  These arrangements are intended to provide the Named Executive Officers with severance benefits in the event of a termination of employment following a change in control transaction.  All Change in Control Severance Arrangements are subject to regulatory approval.

Mr. Brugger is a party to a one year Management Agreement with the Bank, which provides for a severance payment equal to one times the sum of his annual base salary in the event of the involuntary termination of Mr. Brugger’s employment following a change in control of the Bank.  Mr. Brugger’s agreement also provides for a severance payment upon involuntary termination unrelated to a change in control transaction equal to 18 weeks of base pay during the first two years of employment, 32 weeks of base pay after two years of employment, and one year of base pay after completion of five years of employment.

Ms. Estep and Mr. Fouss are also each a party to a Management Agreement with the Bank.  Their Management Agreements provide for severance in the amount of 1.5 times the taxable compensation paid in the most recently completed calendar year.  Ms. Estep’s agreement also provides for 18 months benefit coverage at the Bank’s expense in the event of termination of employment independent of a change in control.  Ms. Estep and Mr. Fouss would be eligible for severance independent of a change in control under the Bank’s existing severance policy equal to 52 weeks of current base salary with benefit continuation during the severance period.

Mr. Celini is eligible for a one year Management Agreement with the Bank, which provides for a severance payment equal to one times the sum of his annual base salary in the event of the involuntary termination of Mr. Celini’s employment following a change in control of the Bank.  This agreement is pending regulatory approval.  Mr. Celini’s agreement will also provide for a severance payment upon involuntary termination unrelated to a change in control transaction equal to 18 weeks of base pay during the first two years of employment, 32 weeks of base pay after two years of employment, and one year of base pay after completion of five years of employment.

There was an employment agreement in place between Mr. Geisel and the Company while Mr. Geisel served as President and Chief Executive Officer in 2013.  The Geisel Employment Agreement contained provisions providing for, among other things, a severance payment of 2.999 times his average prior five years’ W-2 earnings in the event of termination of employment following a change of control transaction.  In the event that Mr. Geisel’s employment had been terminated by the Company for reasons other than in conjunction with or within 24 months following a “Change in Control,” for “Just Cause,” death or “Disability” (as those terms are defined in the Geisel Employment Agreement), a severance payment is provided for under the Geisel Employment Agreement (without regard to the number of months remaining on the term of the agreement) equal to 24 multiplied by the sum of: (i)  the average of his monthly base salary in effect for the 36-month period immediately prior to his termination; and (ii)  the monthly average of any cash bonuses received under Company’s Annual Cash Incentive Plan and any other cash bonuses he received during the previous 36 month period. Further, for a period of 20 months following termination of employment or 18 months following termination of employment after a Change in Control event, Mr. Geisel is subject to non-competition limitations related to employment with a financial institution engaged in the business of offering retail customer and commercial deposit and/or loan products whereby Mr. Geisel would have a work location within 25 miles of any office of the Company or any subsidiary existing as of the date of such termination of employment; provided, however, Mr. Geisel may request a waiver from the Company with respect to the non-compete limitations on a case by case basis at any time in order to permit him to engage in investment banking or private equity investment activities, and the Company agrees that it will review such request. As of the date of this Proxy Statement, no severance payments have been made to Mr. Geisel in connection with his termination of employment with the Company or the Bank.

All of the Named Executive Officers may continue medical and dental coverage for a period of up to eighteen months following termination of employment at the executive’s expense in accordance with COBRA.   The potential severance benefits to each Named Executive Officer are all conditioned upon the executive complying with certain post-termination limitations on his or her business activities in competition with the Company following such termination of employment and receipt of prior regulatory approval.

Annual Cash Incentive Plan

The Company uses annual discretionary cash incentives to focus management’s attention on current strategic priorities and to drive achievement of short-term corporate objectives.  This program, referred to as the Annual Cash Incentive Plan, may provide annual cash incentive compensation for the Named Executive Officers and other Company employees.  For the 2013 fiscal year, the Annual Cash Incentive Plan pool was funded for the 60% component protecting the Institution due to the progress made improving asset quality through reducing the Bank’s level of problem loans and with regard to regulatory matters.  The net income component (20%) and the strategic initiatives component (20%) did not fund and the Named Executive Officers did not receive payment for these portions of the plan.  In aggregate, the Named Executive Officers received $180,000 in cash payments under this plan in 2014.  Awards were discretionary based on the Named Executive Officers individual performance.

For the 2013 fiscal year, the Compensation Committee established performance goals for the Named Executive Officers under the Annual Cash Incentive Plan.  The performance goals for 2013 included weighted quantitative and qualitative goals:  60% on protecting the institution, which relates to regulatory safety and soundness and includes regulatory compliance and stabilizing asset quality, 20% weighted on net income, and 20% on strategic initiatives.  Although a projected bonus pool is established annually based on these factors, protecting the institution is the primary goal under the Annual Cash Incentive Plan and all measures related to achieving and maintaining regulatory safety and soundness must be achieved in order for the plan to be funded.  Awards actually paid from the bonus pool are not formulaic and are determined and paid within the discretion of the Compensation Committee.  The Interim President and Chief Executive Officer makes recommendations to the Compensation Committee regarding such awards to the Named Executive Officers and other members of Executive Management based on performance.

The Annual Cash Incentive Plan program for Mr. Geisel, former President and Chief Executive Officer, was detailed in the Geisel Employment Agreement.  Such program provided for a payment of a cash bonus calculated as a percentage of his base salary, which was dependent upon the Company’s attainment of annually agreed upon financial targets.  For example, upon attainment of 100% of the Company’s agreed upon financial targets, his bonus would have been 70% of base salary; attainment of 110% of the approved financial targets would have resulted in a bonus of 100% of base salary; attainment of 105% of the approved financial targets would have resulted in a bonus of 80% of base salary; attainment of 95% of the approved financial targets would have resulted in a bonus of 65% of base salary; attainment of 90% of the approved financial targets would have resulted in a bonus of 60% of base salary.  Attainment of Company performance below 90% of the approved financial targets would result in a bonus payment determined within the discretion of the Compensation Committee; attainment of Company performance above 110% of the approved financial targets would result in an additional bonus payment (in addition to a bonus of 100% of base salary) determined within the discretion of the Compensation Committee.  As with the other Named Executive Officers and Executive Management, the Compensation Committee historically considered additional metrics with respect to Mr. Geisel, including core earnings, consistency of maintaining regulatory compliance, stabilizing/managing the troubled loan portfolio, raising capital, as appropriate, and maintaining required regulatory capital levels and the overall organizational improvement year over year when determining Mr. Geisel’s discretionary cash payment.  However, Mr. Geisel’s employment was terminated prior to December 31, 2013.  Accordingly, Mr. Geisel was not eligible to receive a bonus payment pursuant to this plan.  Despite the language in the contract, Mr. Geisel’s incentive compensation was historically awarded based on both qualitative and quantitative measures as assessed by the Compensation Committee in a performance review.

 The Compensation Committee, in evaluating the Company’s performance against primary performance objectives, approved discretionary cash awards to Named Executive Officers for the 2013 performance year.  It was the Committee’s assessment that significant progress had been achieved in factors related to protection of the institution, including credit quality and regulatory compliance, and therefore it approved allocation of incentive funding for partial achievement of defined goals.  The net income and strategic initiatives components were not met and the Committee did not allocate incentive funding for those portions.  While the Bank must continue to work to resolve outstanding regulatory matters, the Committee felt it appropriate to reward the positive efforts during 2013.  In March 2014, for the 2013 performance year Mr. Brugger received a cash bonus of $65,000, Mr. Celini received $35,000, Ms. Estep received $40,000, and Mr. Fouss received $40,000.

Long-Term Incentives

The Company believes that equity ownership by the Named Executive Officers and directors aligns executive and director interests with those of its shareholders.  In 2004, the Company adopted the 2004 Stock-Based Incentive Plan.  This omnibus stock plan, as last amended in 2010, provides for granting of up to 4,900,000 shares of common stock in the form of incentive stock options, non-qualified stock options and full-value stock awards; provided that the number of shares which may be awarded as full-value stock awards shall not exceed 1,400,000 shares.  The plan further permits the vesting of stock awards based upon achievement of Company performance measures as well as continued service.   The Company has used stock options and full-value shares of Company stock as the primary vehicle for long-term incentive compensation for management and Directors.   Typically, such awards will vest over a two, four or five year period as determined by the Compensation Committee at the time of such award.

In fiscal 2013, the Compensation Committee approved the award of restricted stock to retain key members of Executive Management and other senior officers of the Bank.  In January 2013, the Compensation Committee approved two retention restricted stock awards for Mr. Geisel.  The first award had a value of $893,750, with a vesting schedule of 10% two years from the effective date of the award,

20% three years from such date, 30% four years from such date, and 40% five years from such date.  The second award to Mr. Geisel had a value of $300,000, with five year cliff vesting.  In July 2013, restricted stock awards were also made to Thomas R. Brugger, Michele B. Estep and Bradley J. Fouss, valued at $20,000, $50,000 and $60,000, respectively.  One-half of the restricted shares awarded to each such Named Executive Officer will vest one year from the date of grant, with the remaining half to vest two years from the date of grant.

The Compensation Committee, in evaluating the Company’s performance against primary performance objectives, did not approve performance-based stock or stock option awards to Named Executive Officers and other members of Executive Management for the 2013 performance year.

In 2010, the shareholders approved the Performance Equity Plan permitting the award of up to 2,700,000 shares of Company stock.  Awards under the plan were made in the form of stock options to purchase Company stock at an exercise price equal to 110% of the fair market value of such Company stock on the date of grant of such award.  A portion of such options was to become earned and first exercisable upon the Company’s attainment of specified performance metrics by December 31, 2013.  The initial portion of any award made under the Performance Equity Plan would have become earned and exercisable upon the Company’s achievement of a minimum target return on average assets (“ROA”) of at least 0.80% or a peer group ranking of at least the median of such peer group based upon the ROA of the peer group companies.  The remainder would have become earned and exercisable upon the Company’s achievement of an ROA equaling or exceeding 1.05% and a peer group ranking in the 75th percentile based upon the ROA of the peer group companies.  As of December 31, 2013, such target metrics had not been achieved, which resulted in the forfeiture of all outstanding stock option awards previously granted pursuant to the Performance Equity Plan.  Shares underlying such options were returned to plan reserves under the terms of the Performance Equity Plan.  At the Annual Meeting, shareholders are being requested to approve a new performance equity plan/program.  See “Proposal II – Approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan.”

The Compensation Committee does not have a specific policy or practice related to the timing of equity awards other than it reviews the opportunity to make such awards from time to time during the year based upon a variety of factors, including recruitment, retention and promotion opportunities that might arise during the year and achievement of the annual performance goals and operating results of the Company throughout the year.  Stock options that are awarded have an exercise price equal to no less than the fair market value of such Company stock on the date of such award grant, and option awards are not subject to re-pricing.  Although the Company encourages its Executive Management and directors to maintain investments in Company stock, the Company does not have any specific equity ownership requirements or guidelines.  The Company does not have any policy regarding members of Executive Management or directors hedging the economic risks of equity ownership of Company stock, and the Company does not participate in any programs to facilitate this practice.

Other Compensation

The Named Executive Officers (except Mr. Sidney Brown) participate in the Company’s broad-based employee benefit plans, such as medical, dental and supplemental disability insurance programs and the 401(k) plan with a Company matching contribution. Mr. Geisel received an allowance for Country Club Memberships in 2013 and a monthly automobile allowance.   Mr. Celini, Ms. Estep and Mr. Fouss were provided with use of a company owned vehicle in 2013.  Mr. Brugger was provided with a company vehicle from January through November.  The Company maintains an executive long-term supplemental disability pay policy for its senior management providing compensation to such individuals in the event of disability for a period of up to one year following a determination of such long-term disability. Such policy will pay the affected senior officer an amount equal to such individual’s monthly salary less the amount of such disability benefits paid by the State and/or received from the basic long-term disability plan for a period of up to one year. Each Named Executive Officer was eligible to participate in the Company’s employee term life insurance program during the 2013 fiscal year (with such death benefit equal to two times current annual base salary, up to a maximum death benefit of $400,000).

Summary of Pay Components

The Company uses the pay components discussed above in an effort to balance various objectives.  The Company seeks to balance short-term and longer-term performance targets, so annual incentives are combined with long-term incentives.  The compensation framework seeks to balance the executives’ need for current cash, economic security, and funds to cover taxes due on long-term incentives through salary and annual cash incentives, with the need for alignment of executives’ long-term interests with those of shareholders through vehicles such as equity grants.  These components provide some measure of security with competitive base salaries and overall employee benefit programs, while motivating executives to focus on the strategic goals that will produce outstanding Company financial performance, increases in long-term shareholder value and long-term wealth creation for the executives.

Pay Level.  Pay levels for executives are determined based on a number of factors, including the desire to maintain a team-based management culture, the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for other members of the management team within the Company, pay levels in the marketplace for similar positions, individual performance and Company operating results.  The Compensation Committee is responsible for approving pay levels for the Named Executive Officers.  The CEO, other Named Executive Officers and members of the Bank’s Management Committee did not receive any increases in salary in 2013.

As noted earlier, the Company’s compensation program is designed to position an executive’s total compensation opportunity at competitive levels among comparable regional and national community banks, assuming the Company’s financial performance is at expected target levels.  Total compensation consists of base salary, annual cash incentives, and long-term incentives in the form of stock options and stock awards and all other forms of compensation, including the 401(k) Company matching contribution, insurance premiums, and perquisites, including use of a company owned vehicle and fees for country club memberships.

One of the primary data sources used in setting competitive market levels for Named Executive Officers’ pay is the information publicly disclosed by other comparable community banks.  These comparable companies are reviewed periodically and may change from time to time. These companies, which have been carefully reviewed and considered by the Board of Directors and the Compensation Committee, include community banks of similar size and business strategy both nationally and those located in the New York, New Jersey, Pennsylvania, Delaware and Maryland region.  Additionally, recognized third party published surveys are purchased for use in evaluating competitive compensation.  During 2013, the Bank utilized the following surveys: McLagan Partners Regional and Community Banks Survey, McLagan Commercial-Middle Market Lending, Towers Watson Financial Services Executive, Mercer Financial Services Suite, New Jersey Business & Industry Association, Pearl Meyer National Banking Compensation Survey, American Banker Association Compensation & Benefits Survey, CompAnalyst by Kenexa and the Crowe Horwath-New Jersey Bankers.   The Compensation Committee reviews such data collected in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the Executive Management group.  The Compensation Committee makes decisions regarding each individual executive’s target total compensation opportunity with consideration of the goal of motivating and retaining an experienced and effective management team.  There is no formulaic approach between the market data reviewed each year, year-to-year changes in the market data, and the compensation decisions made by the Compensation Committee.  Comparative data is reviewed for all Named Executive Officers with regard to base salary, cash bonus, long-term incentives, and total compensation.  Generally, the Company targets salaries at the 50th percentile of peer group base salary data.  The 50th percentile is also targeted for cash bonus, long term incentives, and total compensation.  Notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals may vary materially based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive with necessary skill levels and experience.  Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of shareholder value.  In some instances, the amount and structure of compensation is also a result of arm’s-length negotiations with executives, which reflect an increasingly competitive market for quality and proven managerial talent.

The Compensation Committee reviews the total compensation paid to the CEO and Executive Management in comparison to 22 other peer group companies.  These peer group companies are: Cape Bancorp; Center Bancorp; Community Bank System, Inc.; Financial Institutions Inc.; First Commonwealth Financial; Hudson Valley Holding Corp; Lakeland Bancorp, Inc.; Metro Bancorp, Inc.; NBT Bancorp, Inc.; National Penn Bancshares Inc; Peapack Gladstone Financial Corp; Provident New York Bancorp; S&T Bancorp, Inc.; Sandy Spring Bancorp, Inc.; Sterling Bancorp-NY; Tompkins Financial Corp; Univest Corp of Pennsylvania; Beneficial Mutual Bancorp; FNB Corp/FL; Oceansfirst Financial Corp; Susquehanna Bancshares Inc; and WSFS Financial Corp.  Additionally, for general research and consistency validation, data from a larger mix of regional banks with assets between $3 billion and $5 billion is sometimes included as a point of reference.   Similar analysis is also undertaken for the other Named Executive Officers using these peer group companies.

Relationship of Executive Compensation to Performance.  The Compensation Committee believes that in order for the Company to be successful in its efforts to increase and maintain long-term shareholder value and increase the Company’s operating efficiencies, it is important to focus compensation programs for Executive Management, and particularly the Named Executive Officers, to be dependent upon the principles of pay-for-performance.   Mr. Geisel’s compensation program was strongly focused on providing increased incentives, including cash, stock and stock option awards, based upon attainment of financial performance measures. Similar incentives were implemented for the other Named Executive Officers and other members of the Executive Management team.  The Company has never been required to restate performance measures upon which performance-based compensation is determined.  The Company does not have a policy regarding recovery of performance-based compensation awards in the event of such financial restatements or recalculations of goals; provided, however, the Geisel Employment Agreement included a provision for the forfeiture of previously awarded bonus and incentive compensation (upon demand by the Compensation Committee) in the event that such payments were based on either (i) materially inaccurate financial statements or any other materially inaccurate performance metric criteria or (ii) financial statements or performance metrics that are subsequently restated or revised.  A similar provision for forfeiture of performance based compensation has been included in equity award agreements for the other Named Executive Officers, and members of the Bank’s Executive Management beginning in 2012.  During 2013, the Compensation Committee has reviewed the Company’s incentive compensation programs with the Company’s senior risk officers and has made reasonable efforts to ensure that the Company’s incentive compensation programs do not encourage the Named Executive Officers to take unnecessary and excessive risks that threaten the value of the financial institution.

Tax and Accounting Considerations. The Company takes into account the tax and accounting implications in the design of its compensation programs.  For example, in the selection of long-term incentive instruments, the Compensation Committee reviews the projected expense amounts and expense timing associated with alternative types of awards.  Under current accounting rules (i.e., Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”) 718), the Company must expense the grant-date fair value of share-based grants such as stock option awards, restricted stock, performance shares, and stock appreciation rights settled in stock.  The grant-date value is amortized and expensed over the service period or vesting period of the grant.  In selecting appropriate incentive devices, the Compensation Committee reviews appropriate expense analyses and considers the related tax and accounting issues.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), places an annual limit on the tax deduction for certain compensation paid in excess of $1 million to the Chief Executive Officer and the three most highly compensated executive officers of a corporation.  All of the compensation the Company paid in 2013 to the Named Executive Officers is expected to be deductible under Section 162(m) of the Internal Revenue Code.  Whether all elements of compensation paid by the Company in future years will be fully deductible is dependent upon many factors as required by Section 162(m) of the Internal Revenue Code and applicable regulations.  Such factors include the aggregate level of taxable income received by an executive in each year, the structure of various compensation plans, the manner in which incentive compensation goals are established and a determination of satisfaction of those goals, and the relationship between the Company and the directors serving on the committee determining the performance goals related to incentive compensation and the satisfaction of such performance goals.  The Compensation Committee retains the flexibility to pay both compensation that will be fully deductible and compensation that may not be deductible in structuring the Company’s compensation programs in its actions to promote the best interests of the Company and its shareholders.

Upon a change in control of the Company, some portion of the severance payments may exceed the deductible limitations under Section 280G of the Internal Revenue Code.  Although the Compensation Committee does not anticipate that any such non-deductible payments, if applicable, will constitute a material portion of the total shareholder consideration that might be paid in connection with such a change in control transaction, it believes that it is necessary for the Company to have flexibility in designing its compensation programs to meet necessary business objectives and pay strategies.

COMPENSATION COMMITTEE REPORT

Pursuant to SEC regulations, this Compensation Committee Report shall not be deemed incorporated by reference by general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee:  Eli Kramer, Committee Chairman, Anthony R. Coscia and Philip A. Norcross.

 COMPENSATION RISK ASSESSMENT

During the 2013 fiscal year, Executive Management conducted an updated compensation risk assessment which was presented to and reviewed by the Compensation Committee.  This compensation risk assessment concluded the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth the cash and non-cash compensation awarded to or earned during the last three completed fiscal years by our Named Executive Officers in all capacities with the Company and the Bank.

	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards (3)	All Other Compensation (4)	Total

Sidney R. Brown	2013	$-	$-	$27,083	$-	$-	$27,083
Chairman, Interim	2012	178,200	-	-	-	-	178,200
President and CEO	2011	178,200	-	-	-	-	178,200
Thomas X. Geisel(5)	2013	$537,176	$-	$1,193,750	$-	$49,956	$1,793,706
Former President and	2012	550,000	-	55,000	44,001	47,438	696,439
CEO	2011	550,000	110,000	-	-	48,981	708,981
Thomas R. Brugger(6)	2013	$325,000	$165,000	$20,000	$-	$9,465	$519,465
Executive Vice President	2012	36,250	50,000	-	31,710	1,198	119,158
and Chief Financial
Officer
Michele B. Estep	2013	$250,000	$40,000	$50,000	$-	$13,729	$353,729
Executive Vice President	2012	250,000	-	277,737	14,513	13,564	555,814
and Chief Administrative	2011	246,923	40,000	-	40,024	13,316	340,263
Officer
Bradley J. Fouss	2013	$280,000	$40,000	$60,000	$-	$5,833	$385,833
Executive Vice President	2012	280,000	-	337,237	14,513	6,064	640,016
and Director of Wholesale	2011	258,462	40,000	-	15,009	8,266	321,737
Banking
Alberino J. Celini(7)	2013	$290,000	$110,000	$20,000	$-	$7,764	$427,764
Executive Vice President	2012	11,123	-	-	26,517	-	37,640
and Chief Risk Officer
_________________
(1)

The following discretionary cash bonuses were earned by the Named Executive Officers in 2013 and paid in 2014: Mr. Brugger - $65,000; Ms. Estep - $40,000; Mr. Fouss - $40,000; and Mr. Celini - $35,000  No discretionary cash bonuses were earned by the Named Executive Officers in 2012.  As part of his offer agreement, Mr. Brugger received a $50,000 signing bonus in 2012.  The following discretionary cash bonuses were earned by the Named Executive Officers in 2011 and paid in 2012: Mr. Geisel - $110,000; Ms. Estep - $40,000; and Mr. Fouss - $40,000. In 2013, Mr. Brugger and Mr. Celini received deferred sign-on bonus payments in accordance with their offer agreements of $100,000 and $75,000, respectively.

(2)
The amount represents the aggregate fair value of the restricted stock units on the date of grant calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation (“FASB ASC 718”).   See Note 2 of our Notes to Consolidated Financial Statements included in Exhibit 13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for the assumptions used in calculating the grant date fair value.

(3)
The amount shown represents the aggregate fair value of the options on the date of grant, calculated in accordance with FASB ASC 718.  See Note 2 of our Notes to Consolidated Financial Statements included in Exhibit 13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for the assumptions used in calculating the grant date fair value. On November 15, 2012, Mr. Brugger was awarded stock options under the 2010 Performance Equity Plan.  As of December 31, 2013, these options were forfeited as the performance conditions of this grant were not met.

(4)
The components of all other compensation in 2013 for Mr. Geisel are an automobile allowance and related expenses of $28,560, country club membership, including deposits, of $11,236 and employer contributions under the 401(k) plan of $10,160. The components of all other compensation in 2013 for Mr. Brugger are personal use auto expenses of $8,385 and a cell phone allowance of $1,080. The components of all other compensation in 2013 for Ms. Estep are personal use auto expenses of $5,241, employer contributions under the 401(k) plan of $7,528 and a cell phone allowance of $960. The components of all other compensation in 2013 for Mr. Fouss are personal use auto expenses of $1,533, employer contributions under the 401(k) plan of $3,580 and a cell phone allowance of $720. In 2013, the components of all other compensation for Mr. Celini are personal use auto expenses of $7,764.

(5)	Mr. Geisel was no longer an employee of the Company as of December 3, 2013.
(6)	Mr. Brugger was hired as Executive Vice President and Chief Financial Officer effective November 9, 2012. His 2012 annual base salary of $325,000 is pro-rated based on his hire date.
(7)	Mr. Celini was hired as Executive Vice President and Chief Risk Officer effective December 18, 2012. His 2012 annual base salary of $290,000 is pro-rated based on his hire date.

Stock Option Plans. The Company’s stock option plans include the 2002 Stock Option Plan, the 2004 Stock-Based Incentive Plan, the 2010 Stock-Based Incentive Plan and the 2010 Performance Equity Plan. Each of these plans has been approved by the Company’s shareholders.

Options granted may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or non-incentive stock options. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid for in cash, shares of the common stock, or a combination of both. Options are generally exercisable for a period of ten years from the date of grant.

Under the Company’s 2010 Performance Equity Plan, the performance incentives required that the Company’s return on assets target metrics be achieved by December 31, 2013 in order for such equity awards to be earned or such awards were to be forfeited. As of December 31, 2013, target metrics had not been achieved under the 2010 Performance Equity Plan, which resulted in the forfeiture of all outstanding stock option awards made pursuant to the plan. Shares underlying such options were returned to plan reserves under the terms of the 2010 Performance Equity Plan. Accordingly, shareholders are being requested to approve a new performance equity plan/program at the Annual Meeting. See “Proposal II – Approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan.”

In addition, our shareholders are being requested to approve an amendment to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan to, among other things, increase the amount of shares reserved for issuance pursuant to the terms of the plan. See “Proposal III – Approval of an Amendment to the 2010 Stock-Based Incentive Plan.”

Grant of Plan Based Awards. The following table sets forth information concerning the stock options and stock awards granted to the named officers during 2013.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)
		Threshold (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Restricted Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise Price	Grant Date Fair Value(2)

Sidney R. Brown	12/31/13	-	-	7,694(3)	-	-	$ 27,083
Thomas X. Geisel	01/29/13	-	-	335,323(4)	-	-	$ 1,193,750
Thomas R. Brugger	07/18/13	-	-	5,698(5)	-	-	$ 20,000
Michele B. Estep	07/18/13	-	-	14,245(5)	-	-	$ 50,000
Bradley J. Fouss	07/18/13	-	-	17,094(5)	-	-	$ 60,000
Alberino J. Celini	07/18/13	-	-	5,698(5)	-	-	$ 20,000

______________
(1) (2)
Such option awards are based upon certain performance conditions.
The grant date fair value is calculated in accordance with FASB ASC 718. See Note 2 to the Company’s 2013 Audited Financial Statements included in Exhibit 13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional discussion on valuation methodology. Excludes for equity awards subject to performance conditions, the grant date fair value based upon the probable outcome of such awards determined at the date of award.

(3)	These restricted stock units vest at the rate of 50% on December 31, 2014 and 2015.
(4)	These restricted stock units expired as of December 3, 2013 as Mr. Geisel was no longer employed by the Company as of that date.
(5)	These stock options vest at a rate of 50% on the first anniversary of the date of grant and 50% on the second anniversary.

Outstanding Equity Awards at Fiscal Year-End.  The following table sets forth information concerning the stock options and restricted stock units held by the named officers as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(1)	Option Exercise Price	Option Expiration Date	Number of Unvested Restricted Stock Units		Market Value Unvested Stock Awards ($)(8)
	Exercisable	Unexercisable

Sidney R. Brown	14,781	-		-	15.33	05/08/2016	-		-
	97,350	-		-	10.76	01/22/2018	-		-
	27,917	-		-	4.75	05/20/2020	-		-
	19,120	-		-	5.23	05/20/2015	-		-
	113,600	-		-	5.10	09/24/2020	-		-
	-	-		-	-	-	7,694	(2)	27,083
	-	-		-	-	-	8,544	(2)	30,075
	-	-		-	-	-	7,783	(2)	27,396
	-	-		-	-	-	8,061	(2)	28,375
Thomas X. Geisel(9)	-	-		-	-	-	-		-
Thomas R. Brugger	-	20,000	(3)	-	3.03	11/15/2022	-		-
	-	-		-	-	-	5,698	(4)	20,057
Michele B. Estep	5,512	-		-	11.94	03/31/2018	-		-
	30,000	-		-	3.54	12/17/2019	-		-
	8,000	12,000	(5)	-	4.32	03/01/2021	-		-
	1,907	7,628	(5)	-	2.85	03/01/2022	-		-
	-	-		-	-	-	86,634	(6)	304,952
	-	-		-	-	-	14,245	(4)	50,142
Bradley J. Fouss	4,861	-		-	17.49	08/01/2015	-		-
	6,366	-		-	16.10	04/02/2017	-		-
	3,800	5,700	(5)	-	3.74	03/12/2020	-		-
	3,000	4,500	(5)	-	4.32	03/01/2021	-		-
	1,907	7,628	(5)	-	2.85	03/01/2022
	-	-		-	-	-	106,271	(6)	374,074
	-	-		-	-	-	17,094	(4)	60,171
Alberino J. Celini	-	15,000	(7)	-	3.37	12/20/2022	-		-
	-	-		-	-	-	5,698	(4)	20,057

____________

(1)	Options awarded under the 2010 Performance Equity Plan with vesting conditioned upon attainment of certain performance conditions. All such awards were forfeited as of December 31, 2013.
(2)	These restricted stock units vest 50% on both December 31, 2014 and 2015.
(3)	These stock options vest 25% on the second-year anniversary of the date of grant and 25% annually thereafter.
(4)	These restricted stock units vest 50% on the first-year and second-year anniversary of the date of grant.
(5)	These stock options vest one-fifth per year starting on the first-year anniversary of the date of grant.
(6)
These restricted stock units vest 10% on the second-year anniversary of the award date, 20% on the third-year anniversary of the award date, 30% on the fourth-year anniversary of the award date and 40% on the fifth-year anniversary of the date of the award.

(7)	These stock options vest at a rate of 25% on the first anniversary of the date of grant and 25% annually thereafter.
(8)	Based on the closing market value of the Company’s common stock on December 31, 2013 of $3.52.
(9)	Mr. Geisel was no longer an employee of the Company as of December 3, 2013.

Option Exercises and Stock Vested.  The following table shows stock option exercises by the named officers and stock vesting during 2013.

	Stock Options		Stock Award Units
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number Vested	Value Realized on Vesting (1)

Sidney R. Brown	-	-	6,875	27,431
Thomas X. Geisel	-	-	36,684	135,111
Thomas R. Brugger	-	-	-	-
Michele B. Estep	-	-	14,032	48,444
Bradley J. Fouss	-	-	10,834	37,635
Alberino J. Celini	-	-	-	-
____________
(1) Value represents the market value of the Company’s common stock on the vesting date.

Potential Payments on Termination or Change in Control

Geisel Employment Agreement. There was an employment agreement in place between Mr. Geisel and the Company while Mr. Geisel served as President and CEO in 2013.  The Geisel Employment Agreement contained provisions providing for, among other things, a severance payment of 2.999 times his average prior five years’ W-2 earnings in the event of termination of employment following a change of control transaction.  There is no potential for future payment under this agreement provision.

In the event that Mr. Geisel’s employment had been terminated by the Company for reasons other than in conjunction with or within 24 months following a “Change in Control,” for “Just Cause,” death or “Disability” (as those terms are defined in the Geisel Employment Agreement), a severance payment is provided for under the Geisel Employment Agreement (without regard to the number of months remaining on the term of the agreement) equal to 24 multiplied by the sum of: (i)  the average of his monthly base salary in effect for the 36-month period immediately prior to his termination; and (ii)  the monthly average of any cash bonuses received under Company’s Annual Cash Incentive Plan and any other cash bonuses he received during the previous 36 month period.  Any payment of severance under this agreement provision requires regulatory approval.

Management Severance Agreements.  As referenced in the “Compensation Discussion and Analysis,” the Bank has in place management/change in control severance agreements with certain of the Named Executive Officers.  These arrangements are intended to provide the Named Executive Officers with severance benefits in the event of a termination of employment following a change in control transaction.  All Change in Control Severance Arrangements are subject to regulatory approval.

The Company has entered into a Change in Control Severance Agreement with Thomas Brugger which provides for a severance payment equal to 1.0 times his average annual taxable compensation for the prior five years in the event of his involuntary termination of employment within 18 months following a change in control transaction.  The agreement with Mr. Brugger also provides for an escalating severance payment based on length of service in the event of termination of employment (absent termination for cause) initiated by the Company or the Bank independent of a change in control.  His severance payment is based on his base salary and begins at 18 weeks in the first two years of employment, increases to 32 weeks after two years, and is at one year of severance after five years of employment.

The Company has also entered into Change in Control Severance Agreements with Bradley Fouss and Michele Estep which provide for a severance payment equal to 1.5 times the W-2 earnings from the most recent completed year.  Ms. Estep’s agreement also provides for 18 months benefit coverage at the Bank’s expense in the event of termination of employment independent of a change in control.  Ms. Estep and Mr. Fouss would be eligible for severance independent of a change in control under the Bank’s established severance policy equal to 52 weeks of current base salary with benefit continuation during the severance period.

Mr. Celini is eligible for a one year Management Agreement with the Bank, which provides for a severance payment equal to one times the sum of his annual base salary in the event of the involuntary termination of Mr. Celini’s employment following a change in control of the Bank.  It is also expected that Mr. Celini’s agreement will provide for a severance payment upon involuntary termination unrelated to a change in control transaction equal to 18 weeks of base pay during the first two years of employment, 32 weeks of base pay after two years of employment, and one year of base pay after completion of five years of employment.  This agreement is pending regulatory approval.

In the event of a Change in Control, all of the Named Executive Officers may continue medical and dental coverage for a period of up to eighteen months following termination of employment at the executive’s expense in accordance with COBRA.   The potential severance benefits to each Named Executive Officer are all conditioned upon the executive complying with certain post-termination limitations on his or her business activities in competition with the Company following such termination of employment and receipt of prior regulatory approval.

As noted above, the Named Executive Officers are parties to various agreements that provide for payments in connection with any termination of their employment.  The following table shows the payments that would be made to the named officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year ended December 31, 2013, subject to prior regulatory approval.

	Death	Disability	Retirement	Termination following Change in Control	Termination Without Cause (1)	Termination With Cause
Sidney R. Brown
Chairman, Interim President and Chief Executive Officer
Management Severance Agreement	$-	$-	$-	$-	$-	$-
Restricted Stock(3)	-	-	-	-	-	-
Options(2)	-	-	-	-	-	-

Thomas X. Geisel
Former President and Chief Executive Officer
Management Severance Agreement	$-	$-	$-	$-	$-	$-
Restricted Stock(4)	-	-	-	-	-	-
Options(2)	-	-	-	-	-	-

Thomas R. Brugger
Executive Vice President and Chief Financial Officer
Management Severance Agreement and Severance Policy(6)	$-	$-	$-	$325,000	$112,500	$-
Benefits Continuation(4)	-	7,853	-	-	6,510	-
Executive LTD(5)	-	160,645	-	-	3,927	-
Restricted stock(3)	4,561	4,561	-	20,057	-	-
Options(2)	2,759	2,759	-	9,800	-	-

Michele B. Estep
Executive Vice President and Chief Administrative Officer
Management Severance Agreement and Severance Policy(6)	$-		$-	$-	$375,000	$250,000	$-
Benefits Continuation(4)	-		7,853	-	-	30,990	-
Executive LTD(5)	-		110,650	-	-	-	-
Restricted Stock(3)	28,571		28,571	-	355,094	-	-
Options(2)	1,068		1,068	-	5,111	-	-

Bradley J. Fouss
Executive Vice President and Director of Wholesale Banking
Management Severance Agreement and Severance Policy(6)	$-	$		$-	$420,000	$280,000	$-
Benefits Continuation(4)	-		7,853	-	-	20,660	-
Executive LTD(5)	-		130,648	-	-	-	-
Restricted Stock(3)	34,744		34,744	-	434,245	-	-
Options(2)	1,068		1,068	-	5,111	-	-

Alberino J. Celini
Executive Vice President and Chief Risk Officer
Management Severance Agreement and Severance Policy(6)	$-		$-	$-	$290,000	$100,384	$-
Benefits Continuation(4)	-		7,853	-	-	-	-
Executive LTD(5)	-		137,314	-	-	-	-
Restricted Stock(3)	4,561		4,561	-	20,057	-	-
Options(2)	14		14	-	1,688	-	-
_________
(1)	Termination without cause includes involuntary termination by the Company or termination by the Executive for “good reason.” Severance payments require regulatory approval prior to distribution.
(2)	Represents accelerated vesting of stock option awards. As of December 31, 2013, the market price of the common stock was $3.52.
(3)
Represents accelerated vesting of stock awards upon change in control and pro rata vesting of stock awards upon death, disability and termination without cause. As of December 31, 2013, the market price of the common stock was $3.52.

(4)
Benefits continuation for Ms. Estep includes continuation of medical and dental insurance for 18 months. Benefits continuation for Mr. Fouss includes the continuation of medical and dental insurance for 12 months. Benefits continuation for Mr. Brugger and Mr. Celini includes the continuation of medical and dental benefits as applicable for 18 weeks.

(5)
Upon qualifying disability, the Executive long-term disability benefit provides for the difference between base salary and the amount paid by disability insurance (66 2/3% up to maximum of $1,000 weekly for the first six months and up to $5,000/month for the next six months) for up to one year of salary continuation. Amounts reflect the added benefit for a full 12 month period.

(6)	Payment upon termination without cause is based upon the Bank’s existing severance policy.

DIRECTOR COMPENSATION

Meeting Fees.  For the year ended December 31, 2013, each member of the Board of Directors (excluding the former President – who was compensated as an executive officer of the Company and excluding the Chairman and Vice Chairman, who were paid annual retainers) received a fee of $1,500 for each regularly scheduled board meeting and executive committee meeting and $1,000 for each regularly scheduled committee meeting (except executive committee) attended.  In addition, directors receive meeting fees for conference call meetings of the Board and committees at the discretion of the Chairman or Committee Chair at the rate of $1,000 per meeting, or $500 per meeting or no payment.  All meeting fees are paid in cash or in the form of shares of the Company’s common stock as designated by the individual Director, with the exception of Director Ross, who receives cash due to the limitations on the percentage ownership of the Company he may own.

Other Compensation.  As part of their director compensation for 2013, directors (excluding the former President, Chairman and Vice Chairman) received restricted shares of the Company’s common stock worth $20,000 which require a one year vesting period and must be held during the term as a director; with the exception of Director Ross who received cash due to the limitations on the percentage ownership of the Company he may own.

Retainers.  For 2013, the Chairman of the Board of Directors received an annual retainer of $225,000 which was paid in Company stock which was prorated for service as Chairman during the year.  The Vice Chairman of the Board of Directors received an annual retainer of $178,000 paid in Company stock which was prorated for service as Vice Chairman during the year.  In 2013, the Audit Committee Chairman received an annual retainer of $10,000, the Compensation Committee Chairman received an annual retainer of $7,500, the Nominating & Corporate Governance Committee Chairman received an annual retainer of $3,750 and the Chairmen of the ALCO/Investment Committee, Risk Committee and Technology Committee each received an annual retainer of $5,000.  Audit Committee members and Compensation Committee members, excluding the respective Chairmen, received an annual retainer of $5,000.  Directors, except the Chairman, Vice Chairman and the employee director of the Company, also received an annual retainer of $18,000.  Directors may elect payment of their retainers in cash or shares of Company common stock.  Directors who did not serve in such positions for the entire year received  prorated portions of the retainers.

Directors Deferred Fee Plan. The director may elect to defer receipt of shares earned as director compensation pursuant to the terms of the Company’s Directors Deferred Fee Plan which was adopted by the Board in April 2009.

Directors Stock Purchase Plan.  Directors and emeritus directors of the Company or the Bank are eligible to participate in the Sun Bancorp, Inc. Directors Stock Purchase Plan, as amended and restated, which provides a way for directors and emeritus directors to increase their ownership of shares of the Company’s common stock.  Participants in the plan may contribute up to $2,000 per month, and such funds are used to purchase common stock of the Company.  Participants are granted options to purchase Company common stock under the terms of the Directors Stock Purchase Plan for 95% of the purchase price of such common stock, and all brokerage commissions or services charges for the purchase of common stock under the plan are paid by the Company.  For each calendar year, a participant will be granted an option under the Directors Stock Purchase Plan which permits his or her rights to purchase stock under the plan to acquire up to $25,000 of fair market value of Company common stock at 95% of the market price.

Director Compensation Table.  Set forth below is a table providing information concerning the compensation of the directors of the Company for 2013.

Name	Fees Earned or Paid in Cash(2)	Stock Awards (4)(5)(6)(7)	Option Awards	All Other Compensation	Total

Bernard A. Brown(1)	$1	$87,533(3)	$-	$-	$87,534
Wilbur L. Ross, Jr.	58,750	-	-	-	58,750
Jeffrey S. Brown	13	88,521	-	-	88,534
Sidney R. Brown	2	205,789	-	-	205,791
Peter Galetto, Jr.	28,687	90,491	-	-	119,178
Thomas X. Geisel(8)	-	-	-	-	-
Anne E. Koons(9)	15,753	-	-	-	15,753
Eli Kramer	10	138,240	-	-	138,250
Anthony R. Coscia	14	108,736	-	-	108,750
William J. Marino	45,506	19,994	-	-	65,500
Philip A. Norcross	12	88,738	-	-	88,750
Steven A. Kass	12	81,999	-	-	82,011

_______________
(1)	Bernard A. Brown retired as a director in May 2013 and began serving as Chairman Emeritus of the Board of Directors of the Bank at that time.
(2)	Includes cash payment which resulted from payout of fractional shares earned during 2013.
(3)	Stock compensation for Bernard A. Brown includes 28,420 shares received with a fair value of $3.08.
(4)
Stock compensation includes aggregate shares received, including those deferred under the Directors Deferred Fee Plan, with a fair value of $3.39 and $3.52, respectively, for each director:  Sidney R. Brown – 27,519 and 31,960; Jeffrey S. Brown – 8,637 and 11,150; Peter Galetto Jr. – 10,545 and 9,872; Eli Kramer – 17,256 and 16,974; Anthony R. Coscia – 13,789 and 11,931; William J. Marino – 0 and 0; Philip A. Norcross – 9,512 and 10,369; and Steven A. Kass – 8,557 and 9,374. The grant date fair value is calculated in accordance with FASB ASC 718. See Note 2 to the Company’s 2013 Audited Financial Statements included in Exhibit 13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional discussion on valuation methodology.

(5)
Stock compensation includes restricted stock awards of 2,949 shares and 2,840 shares as of June 28, 2013 and December 31, 2013, respectively, for each director excluding Bernard A. Brown and Sidney R. Brown.  These restricted stock awards will become fully vested on the first-year anniversary of the date of grant and must be held during term as director.

(6)
Compensation paid to a director may be deferred under the Directors Deferred Fee Plan until the director retires or otherwise terminates service.  Such compensation deferred will be paid out in the future in the form of Company common stock. Included in the aggregate stock compensation is shares deferred under the Directors Deferred Fee Plan, with a fair value of $3.39 and $3.52, respectively, for each director: Eli Kramer – 17,256 and 16,974; and Philip A. Norcross – 9,512 and 10,369.

(7)	As of December 31, 2013, the number of shares deferred under the Directors Deferred Fee Plan for each director: Eli Kramer – 120,341; and Philip A. Norcross – 28,715.
(8)
Mr. Geisel served as an executive officer of the Company during 2013 and was compensated as an executive officer.  Mr. Geisel did not receive compensation in his capacity as a director during 2013.  His compensation is discussed above under Executive Compensation.

(9)	Ms. Koons retired as a director in May 2013.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of December 31, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted- average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders (1)	2,076,428	$7.35	8,042,132
Equity compensation plans not approved by shareholders	-	-	-
Total	2,076,428	$7.35	8,042,132
 ___________
(1)
Plans approved by shareholders include the 2004 Stock Based-Incentive Plan, as amended and restated, the Director Stock Purchase Plan, as amended and restated, Employee Stock Purchase Plan, the 2010 Stock-Based Incentive Plan and the 2010 Performance Equity Plan.  The amount of securities includes options for 136 shares of our common stock as a result of our assuming obligations under stock option plans of Advantage Bank in connection with an acquisition in 2006. While we assumed the obligations existing under these plans as of the time of merger, we have not and will not in the future, use them to make further grants.

(2)
Amount includes 431,834 restricted stock units that have been granted, but not yet vested, and are therefore not included in shares outstanding.  In addition, amount includes 149,056 shares issued and held in the Directors’ Deferred Compensation Plan which, although included these shares are included as outstanding, will be issued without restriction upon retirement of the director.

(3)
Amount does not reflect the market value per share of 431,834 nonvested restricted stock units and 149,056 shares issued and held in the Director's Deferred Compensation Plan which are included in column (a) herein.

RELATED PARTY TRANSACTIONS

Bernard A. Brown, Chairman Emeritus of the Board of Directors of the Bank, who was Chairman of the Board of Directors of the Company and the Bank until his retirement in May 2013, is an owner of 226 Landis Avenue Associates, LLC, Vineland Construction Company and Arctic Realty Company LLC, each of which lease office space to the Company.  Vineland Construction Company and Arctic Realty, from time to time, have been engaged by the Company to act as project manager for various matters. The Company paid approximately $1.4 million, $594 thousand and $328 thousand to 226 Landis Avenue Associates, LLC, Vineland Construction Co. and Arctic Realty Company LLC, respectively, during 2013.

Sidney R. Brown, the Chairman of the Board of Directors, Interim President and Chief Executive Officer, Bernard A. Brown, Chairman Emeritus of the Board of Directors of the Bank, Director, Jeffrey S. Brown and former Directors Anne E. Koons and Ike Brown, are all parties to an agreement, pursuant to which they and others affiliated with them purchased Company common stock and Series B Preferred Stock in connection with the private placement on September 22, 2010.  Wilbur L. Ross, Jr., a director, is Chairman and Chief Executive Officer of WL Ross & Co. LLC, an affiliate of which is a party to an agreement, pursuant to which it purchased Company common stock and Series B Preferred Stock in connection with the private placement on September 22, 2010.  The securities purchase agreements entered into between the Company and these parties gave these investors contractual “gross-up” rights in connection with the sale by the Company of additional shares of common stock.  These rights entitled these parties to purchase shares at the public offering price less any underwriting discounts.

The Company and the Bank have certain indemnification obligations to their directors and executive officers, including the advancement of expenses in certain circumstances.  During fiscal 2013, Thomas X. Geisel, former President and Chief Executive Officer, and Director Wilbur L. Ross, Jr. were reimbursed by the Company for legal expenses under these indemnification obligations totaling approximately $168,000 and $151,000, respectively.

It is the Company’s policy that any transactions between the Company or the Bank on the one hand and a director or executive officer on the other hand, be reviewed and approved by the independent directors of the Company as part of the independent directors’ regular meetings.  Only transactions that the independent directors have determined to be on terms substantially the same, or at least as favorable to the Company and the Bank, as those that would be provided by a non-affiliate are approved.

In its normal course of business, the Bank makes various types of loans to officers, directors and employees of the Bank and of the Company.  These loans are made on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with its other unaffiliated customers and do not involve more than the normal risk of collectability, nor present other unfavorable features.  All of these loans were current at December 31, 2013.

The Company’s independent directors, as determined by the standards of the NASDAQ Listing Rules, are: Peter Galetto, Jr., Eli Kramer, Wilbur L. Ross, Jr., Anthony R. Coscia, William J. Marino, Philip A. Norcross, Steven A. Kass, Keith Stock and Frank Clay Creasey, Jr.

PROPOSAL II - APPROVAL OF THE SUN BANCORP, INC.
2014 PERFORMANCE EQUITY PLAN

The Company’s Board of Directors adopted the Sun Bancorp, Inc. 2014 Performance Equity Plan (the “Performance Plan”) on May 22, 2014, subject to approval by the Company’s shareholders.  The Performance Plan shall become effective upon the date of shareholder approval.  The total number of shares of Company common stock to be reserved and available for “Awards” under the Performance Plan is 5,000,000 shares representing 5.74% of the total of 87,098,577 shares of common stock outstanding as of the Record Date.

Description of the Performance Plan.  The following is a general description of the material features of the Performance Plan. This description is qualified in its entirety by reference to the full text of the Performance Plan, a copy of which is attached to this Proxy Statement as Appendix A.  You are encouraged to read the Performance Plan in its entirety. Terms specifically defined in this Proposal II are unique to this proposal unless otherwise indicated.

Purpose of the Performance Plan.  The purpose of the Performance Plan is to establish an effective link between incentive compensation and performance for the officers and employees of the Company and its subsidiaries, and to further align the economic interests of such officers and employees with the Company’s shareholders by rewarding actions that result in building long-term shareholder value.

Eligibility for Awards.  Awards may be granted under the Performance Plan to selected officers and employees.

Administration.  The Performance Plan will be administered by the Board, the Compensation Committee of the Board, or by another committee of non-employee directors (the “Committee”).  Members of the Committee shall be deemed “Non-Employee Directors” within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.  In addition, to the extent deemed appropriate by the Board or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Internal Revenue Code; provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee.  A majority of the members of the Committee will constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present will be deemed the action of the Committee.

The Committee will have broad authority under the Performance Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the Performance Plan;
•	determine the type, number, form, vesting requirements, acceleration of vesting, content and other features and conditions of individual Awards;
•	establish or modify performance measures and other criteria that will determine if such Awards are earned, and to determine whether such performance measures have been attained;
•	interpret the Performance Plan and award agreements issued with respect to individual Awards;
•	make all other determinations necessary or advisable for the administration of the Performance Plan; and
•	exercise such other power and authority as may be delegated to it by the Board from time to time.

Each Award granted under the Performance Plan will be evidenced by a written award agreement (an “Award Agreement”) that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee will be final, conclusive, and binding upon all persons with respect to Awards issued under the Performance Plan.

Shares Available; Adjustments.  The total number of shares of common stock of the Company to be reserved and available for awards under the Performance Plan is 5,000,000 shares. Such shares of Company common stock may be issued upon the exercise of “Options” for incentive stock options and non-qualified stock options to purchase Company common stock, or following the grant of a “Restricted Stock Award” (as defined in this Proposal II below).  The aggregate number of shares issuable pursuant to Restricted Stock Awards under the Performance Plan may not exceed 1,666,650.

Shares delivered in accordance with the Performance Plan shall be either from authorized and unissued shares, shares purchased in the market for plan purposes or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Performance Plan and to awards under the Performance Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction, subject to any required shareholder action, as discussed below.

Awards under the Performance Plan.  The Board or the Committee determines the participants who are granted Awards, the terms of such Award, and whether the Awards are incentive stock options, non-qualified stock options or Restricted Stock Awards.  In making this determination, the Board or the Committee considers several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of stock compensation awards given by other financial institutions.

The Performance Plan authorizes the grant of Awards in the form of:

•
Options to purchase the Company’s common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as “incentive stock options” or “ISOs”;

•
Options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as “non-qualified stock options” or “NSOs”; and

•	Shares of Company common stock that may vest over time, referred to as “Restricted Stock Awards.”

Terms of Stock Options.  An Option gives the recipient the right to purchase shares of Company common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than 100% of the fair market value of a share of Company common stock on the date of grant, and the exercise price of any incentive stock option granted to an employee who owns common stock representing more than 10% of the outstanding common stock of the Company must not be less than 110% of the fair market value of such common stock on the date of grant. The term of exercisability of each Option granted under the Performance Plan may not be more than ten (10) years from the respective date of grant, provided that in the case of an employee who owns stock representing more than ten percent (10%) of the Company’s common stock outstanding at the time an incentive stock option is granted, the term of exercisability of such incentive stock option may not be greater than five (5)

years from the applicable date of grant.  The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Performance Plan. If such Option is intended to qualify as an incentive stock option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Performance Plan. (See “Federal Income Tax Treatment of Awards under the Performance Plan” below).

Exercise of Options.  No shares of common stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a shareholder of the Company until shares of common stock are issued to such optionee.  Subject to vesting requirements, if applicable, an optionee who has held an Option for at least twelve months, with the exception of any shares used for the satisfaction of tax withholding requirements, may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an optionee generally gives the Company written notice of the option exercise together with an order to sell the underlying stock to a registered broker-dealer or equivalent third party who will deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes.

Terms of Restricted Stock Awards.  A Restricted Stock Award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions (such as continued service for a minimum period) as determined by the Committee.  Restricted Stock Awards may only be made in whole shares of common stock and may only be granted from shares reserved under the Performance Plan.  The Committee will determine the terms or conditions, including any performance conditions, which must be satisfied prior to any Restricted Stock Award or portion thereof becoming earned and non-forfeitable.  No Restricted Stock Award or portion of such Award that is subject to the satisfaction of any condition will be considered earned or vested until the Committee certifies in writing that the conditions to which the vesting of such Restricted Stock Award is subject have been achieved.  Certificates representing shares of Restricted Stock Awards will be distributed prior to the date that such Restricted Stock Awards are deemed earned and non-forfeitable, subject to satisfaction of applicable tax withholding requirements.  In the event that a participant shall make an election in accordance with Section 83(b) of the Internal Revenue Code, then a certificate representing such Restricted Stock Award will be issued by the Company reasonably promptly with respect to the shares for which such Section 83(b) election is being made; provided that the Company shall not cause such a stock certificate to be issued prior to the date that such shares are deemed earned and non-forfeitable, unless it has received a stock power duly endorsed in blank with respect to such shares and each such stock certificate shall bear a legend stating that the shares are subject to the terms and conditions of the Performance Plan.  The restrictive legend may not be removed until one year following the date on which the participant becomes vested in the shares pursuant to the terms of the Performance Plan and the applicable Award Agreement, except in the event of death, disability or a change in control.

Participants will be entitled to receive all dividends and other distributions declared and paid by the Company on the shares represented by a Restricted Stock Award from and after the date of grant, and such dividends or distributions will be distributed to the participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such  Restricted Stock Award, all future dividend rights will cease.  Voting rights associated with any shares subject to a Restricted Stock Award shall not be exercised by the participant until certificates of common stock representing such Award have been issued to the participant and the Restricted Stock Award is deemed earned and non-forfeitable.  Any shares of common stock held by the Company after a Restricted Stock Award has been made, but prior to such time that such Award has become earned and non-forfeitable, shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Award.

Performance Conditions Applicable to Awards; Vesting of Awards.  Upon the grant of an Award, the Committee shall establish the performance targets which must be met before such Awards may begin to become first exercisable.  Such performance targets will be expressed as a minimum threshold level and an optimum level, and each level of performance attainment will yield a specified number of Options and/or Restricted Stock Awards.  The terms and conditions of such Award for each participant will be detailed in an Award Agreement.  If such performance targets are not attained by December 31, 2016, or such later date as the Committee may determine at the time the Award is granted, then such Award shall be forfeited.  Once such performance targets are attained, as certified by the Committee, then 50% of the Award will then be first earned and non-forfeitable, and 50% of such Award will be first earned and non-forfeitable on the one-year anniversary thereof, subject to the participant’s continued status as an employee as defined in the Performance Plan. Such performance targets shall consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified by the Committee after the date of grant as permitted under the Performance Plan.  Notwithstanding the foregoing, performance targets with respect to an Award will not be deemed to have been first attained until such time that the Company and the Bank shall no longer be subject to a written agreement with the Office of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System that is subject to public disclosure under 12 U.S.C. § 1818(u)(i)(A).

Award Payouts.  Typically, the Company may make payouts related to Awards in the form of common stock, however, the Company may, within its sole discretion, make payouts related to Awards in the form of common stock, cash or combinations of stock and cash.

Effect of Termination of Service on Awards.  The Committee will determine the impact of a termination of service upon an Award.  Generally, an Option may only be exercised while the optionee serves as an employee of the Company or the Bank or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).  Unless otherwise determined by the Committee, any Restricted Stock Award that is unearned at the time of the holder’s termination of employment will be forfeited.  In the event that the participant’s employment is terminated for “cause” (as defined in the Performance Plan), all Awards held by such participant will cease to be exercisable as of the date of such termination of employment and any shares that have not yet been delivered to the participant will be forfeited.

Effect of Death or Disability on Awards.  The Committee will determine the impact of death or disability upon an Award. In the event of the disability of an optionee during employment, an exercisable Option  will generally continue to be exercisable for one year after such disability (but in no event after the expiration date of the Option) to the extent exercisable by the optionee immediately prior to the optionee’s disability.  In the event of the death of the optionee, such Options that are then exercisable will generally remain exercisable for one year from such date of death (but in no event after the expiration date of the Option).  Unless otherwise determined by the Committee, in the event of a termination of the participant’s employment due to disability or death, all unvested Restricted Stock Awards held by such participant will be forfeited and any rights the participant had to such unvested Restricted Stock Awards will become null and void.

Acceleration of Awards. The Committee may adjust or modify performance measures with respect to Awards or to accelerate the vesting of Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied (except in the case of Awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code). Upon a change in control of the Company or the Bank, each Award then outstanding will become immediately earned and exercisable under the Performance Plan. However, the acceleration of vesting remains subject to applicable banking regulations.

Transferability; Holding Period.  An incentive stock option is not assignable or transferable otherwise than by will or by the laws of descent and distribution.  A non-qualified stock option, on the other hand, may, with the prior written consent of the Committee, be assigned or transferred during the option recipient’s lifetime for valid estate planning purposes.  All Options granted under the Performance Plan and any common stock purchased through the exercise of such Options, will remain subject to a restriction on sale and transfer for a period of one (1) year following the date on which such Option, or portion thereof, becomes fully vested and exercisable; provided that such restrictions will lapse in the event of death, disability or a change in control.  Unless determined otherwise by the Committee or in the event of the participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award is not transferable and may be earned in the participant’s lifetime only by the participant to whom it is granted.  Upon the death of a participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution.  Once a Restricted Stock Award is deemed earned and non-forfeitable, except in the event of a change in control, or the death or disability of the participant, the shares underlying such Restricted Stock Award will remain subject to restriction on sale and transfer for a period of one (1) year following the date that such Restricted Stock Award is deemed earned and non-forfeitable.

Effect of Mergers, Change of Control and Other Adjustments.  Subject to any required action by the shareholders of the Company, the aggregate number of shares of the Company’s common stock for which Awards may be granted under the Performance Plan or the number of shares of the Company’s common stock represented by each Award will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Company’s common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of the Company’s common stock effected without the receipt or payment of consideration by the Company.  Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee will (i) appropriately adjust the number of shares of the Company’s common stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; and/or (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Option recipient in connection therewith.  However, no action may be taken by the Committee which would cause incentive stock options granted pursuant to the Performance Plan to fail to meet the requirements of Section 422 of the Internal Revenue Code without the consent of the Option recipient.

The Committee has the power to accelerate the vesting or exercise date of all Awards granted under the Performance Plan.  In the case of a change in control of the Company, all outstanding Awards will become immediately earned and exercisable.  A “change in control” is defined to include:

•	the sale of all, or substantially all, of the assets of the Company;
•	the merger or recapitalization of the Company whereby the Company is not the surviving entity;
•	a change in control of the Company as otherwise defined or determined by the Federal Reserve Board or its regulations; or
•
the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group (provided, however, this limitation does not apply to any person, or persons acting in concert, that have previously been a party to the Securities Purchase Agreement between the Company and WLR SBI AcquisitionCo, LLC dated July 7, 2010 or the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, The Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010, each as set forth in the Company’s proxy statement dated September 28, 2010).

The power of the Committee to accelerate the vesting and exercise of Awards and the immediate exercisability of Awards in the case of a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options.  The power of the Committee to make adjustments in connection with the Performance Plan, including adjusting the number of shares subject to Awards, accelerate the vesting of Awards, modifying performance targets and canceling Awards, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Performance Plan to operate in changed circumstances, to adjust the Performance Plan to fit a smaller or larger institution, and to permit the issuance of Awards to new management following such extraordinary corporate action.  However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Performance Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company’s common stock, and to possibly decrease the number of Awards available to new management of the Company.

Although the Performance Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Performance Plan specifically for anti-takeover purposes.  The Performance Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power.  Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions.  In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Term and Effective Date.  The Performance Plan will become effective as of the date of shareholder approval, and will continue for a term of ten (10) years from the date of such shareholder approval unless it is terminated earlier in accordance with its terms.

Amendment and Termination of the Performance Plan.  The Board of Directors may alter, suspend or discontinue the Performance Plan, except that no action of the Board may increase the maximum number of shares of the Company’s common stock issuable under the Performance Plan, materially increase the benefits accruing to Option recipients under the Performance Plan or materially modify the requirements for eligibility for participation in the Performance Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  No such action taken by the Board may have the effect of re-pricing the exercise price of Options without shareholder approval of such action.

Possible Dilutive Effects of the Performance Plan.  The Company common stock to be issued upon the exercise of Options awarded or the vesting of Restricted Stock Awards under the Performance Plan may either be authorized but unissued shares of common stock or shares purchased in the open market. Since the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Performance Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. The Company can avoid dilution resulting from Awards under the Performance Plan by delivering shares repurchased in the open market upon the exercise of Options.

Federal Income Tax Treatment of Awards under the Performance Plan. The following discussion is intended for the information of stockholders considering how to vote on approval of the Performance Plan, and not as tax guidance to Performance Plan participants.  This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences. Under current federal income tax laws, which are subject to change at any time, Awards under the Performance Plan will generally have the following federal income tax consequences:

(1)	The grant of an Option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)
If the participant exercises an ISO, the exercise of the Option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant’s alternative minimum tax.

If the participant does not hold the shares of common stock acquired upon exercise of an ISO for at least one year after the exercise of the Option and two years after the grant of the Option, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the Option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the Option and long-term if the participant does hold the shares for more than one year after the exercise of the Option.

If the participant holds the shares of common stock acquired upon exercise of an ISO for one year or more after the Option is exercised and two years or more after the Option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the Option and long-term if the participant does hold the shares for more than one year after the exercise of the Option. The Company will not be entitled to a corresponding deduction for any such capital gain.

(3)
If the participant exercises an NSO, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock acquired pursuant to the exercise and the exercise price of the NSO. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the NSO. When the participant sells the shares acquired upon exercise of a NSO, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the Option and long-term if the participant does hold the shares for more than one year after the exercise of the Option.

(4)
The grant of a Restricted Stock Award will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of a Restricted Stock Award will recognize ordinary (compensation) income on the date that the shares associated with such Award are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of a Restricted Stock Award may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares associated with the Award on the date of grant.  The Company will be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the holder at the time of such income recognition. When the participant disposes of shares received, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares received are no longer subject to a substantial risk of forfeiture, unless a Section 83(b) election is made, in which case the holding period begins upon the grant date. The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of a Restricted Stock Award also will recognize ordinary income equal to any dividend when such payments are received, even if the Award remains subject to a substantial risk of forfeiture.

(5)
In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives’ named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of Options under the Performance Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code; however, the Company may determine that it is appropriate to administer the Performance Plan in a manner that would limit the Company’s deductibility of compensation by the limits under Section 162(m) of the Internal Revenue Code.   that Restricted Stock Awards under the Performance Plan are not intended to qualify as “performance-based” compensation, and therefore the deductibility of Restricted Stock Awards could be limited if the $1 million per year limit is exceeded.

Benefits to Named Executive Officers and Others.  At the present time, no determination has been made as to the granting of any awards under the Performance Plan.  Awards under the Performance Plan may be made by the Committee only after the Performance Plan is approved by shareholders. No determination with regard to any Awards under the Performance Plan has been made prior to the date of shareholder approval of the Performance Plan.  The Company may make additional equity awards under its existing stock-based benefit plans prior to the Annual Meeting.  All Awards under the Performance Plan will be made in the future at the discretion of the Committee.  In no event shall shares subject to Awards granted to any individual participant exceed 25% of the total number of shares authorized for delivery under the Performance Plan with respect to Options or Restricted Stock Awards, as applicable. Subject to adjustments in the maximum number of shares which may be issued under the Performance Plan, the maximum number of shares an individual may receive pursuant to Awards may not exceed 1,250,000 shares.  The maximum number of shares an individual may receive from Options is 1,250,000 shares, reduced by the number of shares received pursuant to Restricted Stock Awards.  The maximum number of shares an individual may receive pursuant to Restricted Stock Awards is 416,662 shares. No awards were earned under the Sun Bancorp, Inc. 2010 Performance Equity Plan as the stated performance metrics were not achieved as of December 31, 2013, and all prior award grants were forfeited.

Shareholder Approval.  Shareholder approval of the Performance Plan is being sought to permit Options awarded under the Performance Plan to qualify as incentive stock options in accordance with the Internal Revenue Code, to enable recipients of Options to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the listing requirements under the rules of the NASDAQ Global Select Market, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code.  A vote of the holders of a majority of the total votes cast affirmatively or negatively at the Annual Meeting in person or by proxy without regard to (a) broker non-votes, or proxies marked “ABSTAIN” is required to constitute shareholder approval of the Performance Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SUN BANCORP, INC. 2014 PERFORMANCE EQUITY PLAN.

PROPOSAL III - APPROVAL OF AN AMENDMENT TO THE SUN BANCORP, INC. 2010 STOCK-BASED INCENTIVE PLAN

The Board has approved and recommends to the Company’s shareholders for their adoption at the Annual Meeting an amendment (the “2014 Amendment”) to the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan (“2010 Stock Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 4,900,000 shares to 8,500,000 shares, which represents 9.76% of the 87,098,577 shares of common stock outstanding as of the Record Date, and to make certain definitional revisions as described below.

Description of the 2010 Stock Plan.  The following is a general description of the material features of the 2010 Stock Plan, including the proposed changes made by the 2014 Amendment. This description is qualified in its entirety by reference to the full text of the 2010 Stock Plan a copy of which, with the proposed changes marked (deletions crossed out and additions in bold font), is attached to this Proxy Statement as Appendix B. You are encouraged to read the 2010 Stock Plan in its entirety. Terms specifically defined in this Proposal III are unique to this proposal unless indicated otherwise.

Purpose of the 2010 Stock Plan and the 2014 Amendment.  The purpose of the 2010 Stock Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, employees, directors and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the long-term interests of the Company and its shareholders.

The proposed 2014 Amendment would increase the total number of shares authorized for issuance pursuant to Awards (as defined below in this Proposal III) under the 2010 Stock Plan from 4,900,000 to 8,500,000 shares.  In connection with the 3,600,000 share increase, the 2014 Amendment provides for an increase in the maximum number of shares that may be granted as Stock Awards, to an aggregate of 4,000,000 shares, as compared to 1,400,000 shares absent the 2014 Amendment.  This increase would ensure that the 2010 Stock Plan share reserve has a sufficient number of shares available for equity awards which are likely to be granted and earned during the next several years, including  shares of common stock which are anticipated to be awarded by the Company in the process of recruiting and employing a new President and Chief Executive Officer, projected to occur in 2014, and for the purposes of attracting and retaining and providing additional incentives to other personnel in positions of substantial responsibility.

Additionally, the definition of a “change in control” transaction set forth in the 2010 Stock Plan would be amended by the 2014 Amendment to exclude transactions by which parties to the Securities Purchase Agreement between the Company and WLR SBI AcquisitionCo, LLC dated July 7, 2010 and the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, the Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010 become the beneficial owner(s) of 25% or more of a class of the Company’s voting securities.

Eligibility for Awards.  Awards may be granted under the 2010 Stock Plan to officers, employees, directors and other persons providing services to the Company and its affiliates.

Administration.  The 2010 Stock Plan is administered by the Board or by a committee of non-employee directors (the “Committee”).  Members of the Committee shall be deemed “Non-Employee Directors” within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.  In addition, to the extent deemed appropriate by the Board or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the

Internal Revenue Code; provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee.  A majority of the members of the Committee will constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present will be deemed the action of the Committee.

The Committee has broad authority under the 2010 Stock Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the 2010 Stock Plan;
•	determine the type, form, number, vesting requirements, acceleration of vesting and other features and conditions of individual Awards;
•	interpret the 2010 Stock Plan and Award Agreements issued with respect to individual Awards;
•	make all other determinations necessary or advisable for the administration of the 2010 Stock Plan; and
•	exercise such other power and authority as may be delegated to it by the Board from time to time.

Each Award granted under the 2010 Stock Plan will be evidenced by a written award agreement (an “Award Agreement”) that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee are final, conclusive, and binding upon all persons with respect to Awards issued under the 2010 Stock Plan.

Shares Available; Adjustments.  The total number of shares of common stock of the Company to be reserved and available for awards under the 2010 Stock Plan, following approval of the 2014 Amendment, is 8,500,000 shares.  Such shares may be issued upon the exercise of options to purchase Company common stock (“Options”), stock appreciation rights (“SARs”) and the granting of stock awards consisting of shares of Company  common stock (“Stock Awards”) (collectively, “Awards”).  The maximum number of Stock Awards that may be granted under the 2010 Stock Plan as amended may not exceed 4,000,000 shares, and the balance of such shares may be awarded in the form of Options or SARs.

Shares delivered in accordance with the 2010 Stock Plan shall be either from authorized and unissued shares, shares purchased in the market for plan purposes or treasury shares, or partly out of each, as shall be determined by the Board.  The Committee will determine the appropriate adjustments, if any, to the number of shares available under the 2010 Stock Plan and to Awards under the 2010 Stock Plan in the case of a recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction, subject to any required shareholder action, as discussed in this Proposal III below.

Awards under the Plan. The Board or the Committee determines the participants who are granted awards, the terms of such award, and whether the awards are incentive stock options, non-incentive stock options, SARs and/or Stock Awards.  In making this determination, the Board or the Committee considers several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of stock compensation awards given by other financial institutions.

The 2010 Stock Plan authorizes the grant of Awards in the form of:

•
Options to purchase the Company’s common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as “incentive stock options” or “ISOs”;

•
Options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as “non-incentive stock options” or “NSOs”;

•	Shares of Company common stock that may vest over time, referred to as “Stock Awards”; and

•
Stock Appreciation Rights (SARs), which are contractual rights that entitle the holder to a payment equal to the appreciation in the market value of the stock represented by the SAR from the date of the grant to the date of exercise of the SAR.  The SARs are settled in shares of the Company’s common stock.

No single participant may be awarded more than 25% of the total shares of the Company’s common stock authorized to be issued under the 2010 Stock Plan, and no individual participant may be granted an amount of Stock Awards which exceeds 25% of the aggregate maximum number of Stock Awards authorized to be granted under the 2010 Stock Plan. Subject to adjustments in the maximum number of shares which may be issued under the 2010 Stock Plan, the maximum number of shares an individual may receive pursuant to Awards may not exceed 2,125,000 shares.  The maximum aggregate number of shares an individual may receive from Options and SARs is 2,125,000 shares, reduced by the number of shares received pursuant to Stock Awards.  The maximum number of shares an individual may receive pursuant to Stock Awards is 1,000,000 shares.

Terms of Stock Options.  An Option gives the recipient the right to purchase shares of Company common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than the fair market value of a share of Company common stock on the date of grant.  The exercise price of any incentive stock option granted to an employee who owns common stock representing more than 10% of the outstanding common stock must not be less than 110% of the fair market value of such common stock on the date of grant. The term of exercisability of each Option granted under the 2010 Stock Plan may not be more than ten (10) years from the respective date of grant, provided that in the case of an employee who owns stock representing more than ten percent (10%) of the Company’s common stock outstanding at the time an incentive stock option is granted, the term of exercisability of such incentive stock option may not be greater than five (5) years from the applicable date of grant.  The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 2010 Stock Plan. If such Option is intended to qualify as an incentive stock option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the 2010 Stock Plan. (See “Federal Income Tax Treatment of Awards under the 2010 Stock Plan” below).

Exercise of Options.  No shares of common stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a shareholder of the Company until shares of common stock are issued to such optionee.  Subject to vesting requirements, if applicable, an optionee who has held an Option for at least six months, with the exception of any shares used for the satisfaction of tax withholding requirements, may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an optionee generally gives the Company written notice of the option exercise together with an order to sell the underlying stock to a registered broker-dealer or equivalent third party who will deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes.

Option Awards to Outside Directors.  Pursuant to the terms of the 2010 Stock Plan, non-incentive stock options to purchase shares of common stock may be granted to each outside director of the Company at an exercise price equal to the fair market value of the common stock on the date of grant.  The terms of such Options will be consistent with the terms of the 2010 Stock Plan.

Terms of Stock Awards.  A Stock Award is an award of stock that may be subject to certain restrictions and to a risk of forfeiture. A Stock Award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Stock Award.  Voting rights associated with any shares subject to a Stock Award shall not be exercised by the participant until certificates of common stock representing such Award have been issued to the participant and the Stock Award is deemed earned and non-forfeitable.

Vesting of Awards.  The Committee will determine the rate at which Awards that are granted become earned and non-forfeitable.

Award Payouts.  The Company may make payouts related to Awards in the form of common stock, cash or combinations of stock and cash, as determined by the Committee.

Effect of Termination of Service on Awards.  The Committee will determine the impact of a termination of service upon an Award.  Generally, an Option may only be exercised while the optionee continues in the employment or service of the Company or within three months after termination of such service for a reason other than death or disability (but in no event after the expiration date of the Option).  In the event of a termination of the participant’s service for “cause,” all Options held by such participant will no longer be exercisable and any shares that have not yet been delivered to the participant pursuant to an Award will be forfeited.  Unless otherwise determined by the Committee, any Stock Awards which had not become earned and non-forfeitable by the participant as of the date of termination of employment or service will be forfeited.

Effect of Death or Disability on Awards.  The Committee will determine the impact of death or disability upon an Award. In the event of the disability of an optionee during employment or service, an exercisable Option will generally continue to be exercisable for one year after such disability (but not after the expiration date of such Options) to the extent exercisable by the optionee immediately prior to the optionee’s disability.  In the event of the death of the optionee, such Options that are then exercisable will generally remain exercisable until the earlier of (i) the respective expiration dates of any such Options or (ii) the date, if any, specified at the time of grant of such Option.  Unless otherwise determined by the Committee, in the event of a termination of a participant’s service due to disability or death, all Stock Awards held by such participant that had not yet become earned and non-forfeitable will be forfeited.

Acceleration of Awards.  Upon a Change in Control of the Company or the Bank, each Option then outstanding shall become immediately earned and exercisable and all Stock Awards then outstanding shall be deemed earned and non-forfeitable under the 2010 Stock Plan.  However, the acceleration of vesting remains subject to applicable banking regulations.

Stock Appreciation Rights.  The SARs that may be authorized under the 2010 Stock Plan will be settled in shares of the Company’s common stock equal to the appreciation in the fair market value of the Company’s common stock between the date of grant of the SAR to the date of exercise of the SAR, with fractional shares paid in cash.  SARs are economically equivalent to a fair market value stock option and result in the recipient of an SAR receiving the same dollar amount in stock as he or she would under a “cashless” exercise of a stock option.  The use of a SAR settled in stock permits less dilution to the shareholders because fewer shares are actually issued to the SAR recipient than if an Option is actually exercised.

The Committee may grant SARs upon such terms and conditions as it may determine, and each SAR grant shall be evidenced by a SAR Award Agreement that shall specify the grant price (which shall be not less than the fair market value on the date of grant), the term of the SAR (not to exceed ten years from the date of grant), and such other provisions as the Committee shall determine.  SARs may be granted independent of Options or in tandem with and simultaneous with Options, if such tandem Award determination is made at the time of the Option Award.  SARs granted in tandem with Options shall relate to the same number of underlying shares, have the same exercise price, exercise period, vesting date and other terms and conditions as the Option to which it relates.  The vesting schedule of a SAR will accelerate upon a change in control, or upon the accelerated vesting of its tandem Option Award.  The terms and conditions of SARs not otherwise granted in tandem with Options relating to the impact of the termination of employment or service, or disability or death, or upon a change in control shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of such event, unless specifically provided for by the terms of the SAR Award Agreement at the date of grant.

A SAR that has become exercisable may be exercised by written notice to the Company stating the number of SARs being exercised and satisfying such other conditions as may be prescribed in the SAR award agreement or by the Committee.  If such SAR was granted in tandem with an Option, the exercise of one instrument will result in the simultaneous expiration and cancellation of the tandem instrument.

Upon the exercise of a SAR, the recipient shall be entitled to receive an amount determined by multiplying (a) the difference obtained by subtracting the grant price of such SAR (which will be equivalent to the exercise price of such tandem Option, if applicable) from the fair market value of a share of Company common stock on the date of exercise, by (b) the number of SARs exercised.  The payment upon the exercise of a SAR shall be in the form of such number of shares of Company common stock with an equivalent value calculated based upon the fair market value on such date of exercise, except that any fractional shares shall be paid in cash.  The recipient shall have no rights of ownership with respect to the shares until such shares have been issued following the exercise of such SAR.

Stock Awards to Directors.  Directors and advisory directors of the Company and the Bank may receive payment of Board meeting fees in the form of Stock Awards based upon the meeting fees established for such meetings from time to time by the Board of the Company and the Bank and the fair market value of the Company’s common stock at the time of such meeting.  In addition, directors of the Company and the Bank may elect in accordance with procedures established by the Committee to receive payment of any annual retainer in the form of a Stock Award valued at the fair market value of the Company’s common stock at the time of such payment in lieu of such cash payment.  The Committee may also make grants of Stock Awards to outside directors in accordance with the 2010 Stock Plan.

Transferability.  An incentive stock option is not assignable or transferable otherwise than by will or by the laws of descent and distribution.  A non-incentive stock option, on the other hand, may, with the prior written consent of the Committee, be assigned or transferred during the option recipient’s lifetime for valid estate planning purposes.

Effect of Mergers, Change of Control and Other Adjustments.  Subject to any required action by the shareholders of the Company, the aggregate number of shares of the Company’s common stock for which awards may be granted under the 2010 Stock Plan or the number of shares of the Company’s common stock represented by each Award will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Company’s common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of the Company’s common stock effected without the receipt or payment of consideration by the Company.  Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee will (i) appropriately adjust the number of shares of the Company’s common stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options;

and/or (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Option recipient in connection therewith.  However, no action may be taken by the Committee which would cause incentive stock options granted pursuant to the 2010 Stock Plan to fail to meet the requirements of Section 422 of the Internal Revenue Code without the consent of the Option recipient.

The Committee has the power to accelerate the vesting or exercise date of all awards granted under the 2010 Stock Plan.  In the case of a change in control of the Company, all outstanding awards will become immediately earned and exercisable.  A “change in control” is defined in the 2010 Stock Plan, including revisions made by the 2014 Amendment, to include:

•	the sale of all, or substantially all, of the assets of the Company;
•	the merger or recapitalization of the Company whereby the Company is not the surviving entity;
•	a change in control of the Company as otherwise defined or determined by the Federal Reserve Board or its regulations; or
•
the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group (provided, however, this limitation does not apply to any person, or persons acting in concert, that have previously been a party to the Securities Purchase Agreement between the Company and WLR SBI AcquisitionCo, LLC dated July 7, 2010 or the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, The Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010, each as set forth in the Company’s proxy statement dated September 28, 2010).

The power of the Committee to accelerate the vesting and exercise of Awards and the immediate exercisability of awards in the case of a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options.  The power of the Committee to make adjustments in connection with the 2010 Stock Plan, including adjusting the number of shares subject to Awards, accelerating the vesting of Awards and canceling Awards, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the 2010 Stock Plan to operate in changed circumstances, to adjust the 2010 Stock Plan to fit a smaller or larger institution, and to permit the issuance of Awards to new management following such extraordinary corporate action.  However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the 2010 Stock Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company’s common stock, and to possibly decrease the number of Awards available to new management of the Company.

Although the 2010 Stock Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt, and does not propose to amend, the 2010 Stock Plan specifically for anti-takeover purposes.  The 2010 Stock Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such options and thereby increase the number of shares for which they hold voting power.  Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions.  In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Term and Effective Date.  The original term of the 2010 Stock Plan of ten (10) years from the initial effective date upon shareholder approval on November 1, 2010 will remain unchanged by the 2014 Amendment.  The changes made to the 2010 Stock Plan by the 2014

Amendment and described above will become effective upon shareholder approval of the 2014 Amendment.

Amendment and Termination of the 2010 Stock Plan.  The Board of Directors may alter, suspend or discontinue the 2010 Stock Plan, except that no action of the Board shall increase the maximum number of shares of the Company’s common stock issuable under the 2010 Stock Plan, materially increase the benefits accruing to Award recipients under the 2010 Stock Plan or materially modify the requirements for eligibility for participation in the 2010 Stock Plan unless such action of the Board is subject to approval by the shareholders of the Company.  No such action taken by the Board may have the effect of re-pricing the exercise price of Options without shareholder approval of such action.

Possible Dilutive Effects of the 2010 Stock Plan.  The common stock to be issued upon the exercise of Options or vesting of Stock Awards awarded under the 2010 Stock Plan may either be from authorized but unissued shares of common stock or shares purchased in the open market. Since the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the 2010 Stock Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. The Company can avoid dilution resulting from Awards under the 2010 Stock Plan by delivering shares repurchased in the open market to settle Awards.

Federal Income Tax Treatment of Awards under the 2010 Stock Plan.  This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.  Under present federal tax laws, which are subject to change at any time, Awards under the 2010 Stock Plan will generally have the following federal income tax consequences:

(1)	The grant of an Option does not by itself result in the recognition of taxable income to an Option recipient nor entitle the Company to a tax deduction at the time of such grant.

(2)
The exercise of an Option which is an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code generally does not, by itself, result in the recognition of taxable income to an Option recipient nor entitle the Company to a deduction at the time of such exercise.  However, the difference between the Option exercise price and the fair market value of the Company’s common stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Option recipient.  An Option recipient recognizes capital gain or loss upon resale of the shares of Company common stock received pursuant to the exercise of ISOs, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later.  Generally, if the shares are not held for that period, the Option recipient recognizes ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the fair market value of the Company common stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

(3)
The exercise of an NSO results in the recognition of ordinary income by the Option recipient on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Company common stock acquired pursuant to the Option.  The Company is allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Option recipient at the time the Option recipient recognizes such ordinary income.

(4)
In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of Options and SARs under the 2010 Stock Plan to remain in compliance with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans and stock appreciation rights so that the amount of the Company’s deduction for compensation related to the exercise of Options and SARs would not be limited by Section 162(m) of the Internal Revenue Code; however, the Company may determine that it is appropriate to administer the 2010 Stock Plan in a manner that would limit the Company’s deductibility of compensation by the limits under Section 162(m) of the Internal Revenue Code. The granting of Stock Awards are not intended to satisfy the requirements under Section 162(m) of the Internal Revenue Code for tax deductibility of compensation in excess of $1 million per year to certain highly paid executives.

(5)
Stock Awards granted under the 2010 Stock Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting.  Alternatively, a recipient may make an election pursuant to Section 83(b) of the Internal Revenue Code to elect to include in gross income for the current taxable year the fair market value of such award.  Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award.  The Company is allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards and any payments related to dividends at the time the recipient recognizes taxable ordinary income.  When the participant disposes of shares received, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares received are no longer subject to a substantial risk of forfeiture, unless a Section 83(b) election is made, in which case the holding period begins upon the grant date.  The Company will not be entitled to a corresponding deduction for any such capital gain.

(6)
SARs do not have federal income tax consequences for the Company or for recipients at the time of grant.  When a SAR is exercised, the fair market value of the shares of Company common stock delivered in settlement of the SAR is included in the recipient’s gross income for federal income tax purposes, and the Company may be entitled to claim a federal tax deduction for a like amount.

Benefits to Current Named Executive Officers and Others.  All awards under the 2010 Stock Plan are and will be made in the discretion of the Committee. The Company does not have a current plan or intention to make additional Awards under this plan to its executive officers and directors.  The Company does intend to make Awards in the recruitment of a new President and Chief Executive Officer.

The Company has previously disclosed that it has agreed to hire Mr. Thomas M. O’Brien as President and Chief Executive Officer of the Company and the Bank, subject to prior receipt of regulatory non-objection from the Federal Reserve Board and the Office of the Comptroller of the Currency (collectively the “Regulatory Non-Objections”).  As provided in the employment agreement between the Company and Mr. O’Brien (the “Employment Agreement”), Mr. O’Brien is expected to commence employment on the first business day following receipt of the Regulatory Non-Objections.  Upon the first day on which Mr. O’Brien commences employment, he will be granted a stock option to purchase 500,000 shares of the Company’s common stock (the “Initial Option”) with an exercise price equal to the fair market value of the common stock underlying the Initial Option on the date of grant.  The Initial Option will vest at the rate of 100% on the date that is two years following the date that Mr. O’Brien commences his employment, subject to his remaining employed on the vesting date; provided that, the unvested portion of the Initial Option would vest immediately in full upon Mr. O’Brien’s termination of employment due to death or “disability” (as defined in the Employment Agreement).  In the event of termination of employment other than termination for “cause” (as defined in the Employment

Agreement), if the Initial Option is exercisable at the time of such termination of employment, it will remain exercisable for one year following termination, provided that the Mr. O’Brien remains in compliance with certain terms contained in the Employment Agreement.

Commencing with the 2015 fiscal year, Mr. O’Brien will be granted an annual equity award (in the form of restricted stock and/or stock options based on mutually agreed upon performance goals) with a grant date value of not less than 75% of his annual base salary as in effect at the time that such performance goals are established.  Such awards will vest at the rate of one-third (1/3) after 24 months, one-third (1/3) after 36 months, and one-third (1/3) after 48 months from the date of grant, subject to Mr. O’Brien remaining employed with the Company; provided that, upon his termination of employment due to death or disability, awards that would otherwise vest within 18 months of the date of such termination without regard to such death or disability would vest.  For the 2014 fiscal year, Mr. O’Brien will receive an equity award with a grant date value equal to 75% of his annual base salary, pro-rated based upon the number of months employed by the Company during 2014.  Upon termination of employment other than termination for cause, options to purchase the Company’s common stock that are, or that then become, exercisable will remain exercisable for one year following termination, provided that the Mr. O’Brien remains in compliance with certain terms contained in the Employment Agreement.

In addition, the Employment Agreement provides that if Mr. O’Brien purchases shares of the Company’s common stock directly from the Company with his own funds, up to a maximum aggregate purchase of $1 million, during a specified period following the Company’s announcement of this expected employment relationship  (the “Purchased Shares”), then following the date that Mr. O’Brien becomes employed as President and Chief Executive Officer of the Company, Mr. O’Brien will be awarded matching shares of restricted stock by the Company in an amount equal to 1.5 shares of Company common stock for each one Purchased Share (“Matching Stock”).  Mr. O’Brien has recently completed the purchase of 301,205 shares of Company common stock with an aggregate purchase price of $1 million, so that following commencement of employment he will receive 451,807 shares of common stock as the Matching Stock. Matching Stock will vest at the rate of one-third (1/3) after 24 months, one-third (1/3) after 36 months, and one-third (1/3) after 48 months from the date Mr. O’Brien commences employment with the Company, subject to his remaining employed on the vesting date, provided that, upon his termination of employment due to death or disability, awards that would otherwise vest within 18 months of the date of termination of employment without regard to such death or disability would vest upon such termination of employment.  Any dividends paid on the Company’s common stock will be paid on the Purchased Shares and Matching Stock at the same time and on the same terms and without regard to whether such shares are then vested, provided that such shares of Matching Stock have not previously been forfeited.  Matching Stock which has previously become vested will nevertheless be subject to restrictions on sale and transfer until following the first to occur of Mr. O’Brien’s termination of employment for any reason and a “change in control” of the Company (as defined in the Employment Agreement).  In the event of termination of employment prior to the Matching Stock becoming vested, such unvested Matching Stock will be forfeited as of the date of such termination of employment and the restrictions on sale and transfer of such unvested Matching Stock will not be removed.  The Purchased Shares will be subject to a holding period of 36 months from the date of purchase, but in no event later than the first to occur of Mr. O’Brien’s termination of employment for any reason and a change in control of the Company.

Shareholder Approval.  Shareholder approval of the 2014 Amendment to the 2010 Stock Plan is being sought to permit Options awarded under the 2010 Stock Plan to qualify as incentive stock options in accordance with the Internal Revenue Code, to enable recipients of Options to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the listing requirements under the rules of the NASDAQ Global Select Market, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code.  A vote of the holders of a majority of the total votes cast affirmatively or negatively at the Annual Meeting in person or by proxy without regard to (a) broker non-votes, or (b)

proxies marked “ABSTAIN” as to the matter is required to constitute shareholder approval of the 2014 amendment to the 2010 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE SUN BANCORP, INC. 2010 STOCK-BASED INCENTIVE PLAN.

PROPOSAL IV
APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the implementing regulations of the Securities and Exchange Commission thereunder provide that for the first annual meeting of shareholders on or after January 21, 2011 and not less than once every three years thereafter the Company must include a separate resolution subject to shareholder vote to approve the compensation of the Company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission. At the 2011 annual meeting of shareholders, the shareholders approved the advisory vote on the Company’s executive compensation policies and practices as disclosed in the proxy statement for the 2011 annual meeting by more than 98% of the shares voting on the matter.  In addition, the shareholders approved an advisory vote recommending that such advisory vote be taken every three years by more than 75% of the shares voting on the matter, which the Company has agreed to follow.

The advisory vote proposal on the Company’s executive compensation policies and practices, as disclosed in the Proxy Statement, commonly known as a “say-on-pay,” gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program  through the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.”

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL V - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and is submitting such appointment to the Company’s shareholders for ratification.  A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Annual Meeting.  The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

Audit Fees and Services

Audit Fees.  The following table summarizes the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, the “Deloitte Entities”) to the Company for professional services rendered for the fiscal years ended December 31, 2013 and 2012:

	2013	2012
	(In thousands)
Audit Fees	$650	$624
Audit-Related Fees	232	102
Tax Fees	10	-
All Other Fees	-	-
Total	$892	$726

Fees for audit services billed consisted of:

•	Audit of the Company’s annual financial statements;
•	Review of the Company’s quarterly financial statements; and
•	Comfort letters, consents and other services related to SEC matters.

Fees for audit-related services billed consisted of:

•	Financial accounting and reporting consultations.

Fees for tax services billed consisted of:

•
Tax compliance services - services rendered based upon facts already in existence or transactions that have already occurred to document, compute amounts to be included in tax filings and consisted of federal, state and local income tax return assistance.

In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services.  The Audit Committee discussed these services with Deloitte & Touche LLP and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC.

It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the Company’s independent registered public accounting firm to perform any service.  The policy contains a de minimus provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances.  The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

●	The service is not an audit, review or other attest service;

●
The aggregate amount of all such services provided under this provision does not exceed the lesser of $25,000 or five percent of total fees paid to the independent registered public accounting firm in a given fiscal year;

●	Such services were not identified at the time of the engagement to be non-audit services;

●	Such service is promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

●	The service and fees are specifically disclosed in the Proxy Statement as meeting the de minimus requirement.

During 2013, no fees were approved under the de minimus provision.

The Audit Committee is responsible for recommending the appointment of the Company’s independent registered public accounting firm and for meeting with such firm with respect to the scope and review of the annual audit.  Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

For the fiscal year ended December 31, 2013, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditors, Deloitte & Touche LLP, all matters required to be discussed under Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received from Deloitte & Touche LLP written disclosures and the letter regarding Deloitte & Touche LLP’s independence as required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with Deloitte & Touche LLP its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Audit Committee:  Steven A. Kass (Chair), Peter Galetto, Jr., Eli Kramer, Frank Clay Creasey, Jr. and Keith Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s common stock, to file reports of ownership and changes in ownership of the Company’s common stock with the SEC.  Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2013.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the Notice of Annual Meeting or proxy materials to beneficial owners.  In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

SHAREHOLDER PROPOSALS AND NOMINATIONS

In order to be considered for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s executive offices at 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey 08054, no later than February 4, 2015.  Any such proposal shall be subject to the requirements of the proxy rules adopted by the SEC under the Securities Exchange Act of 1934, as amended.

Under the Company’s bylaws, shareholder proposals and shareholder nominations for directors that are not included in the Company’s proxy materials for next year’s annual meeting of shareholders will only be considered at the annual meeting if the shareholder submits notice of the proposal to the Company at the above address no earlier than 90 days prior nor later than 60 days prior to the first anniversary of the Annual Meeting or between April 17, 2015 and May 18, 2015.  However, the bylaws further provide that in the event the date of next year’s annual meeting is changed by more than 30 days from such anniversary date, the deadline for submission of proposals will be the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.  In addition, shareholder proposals and shareholder nominations for directors must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered at next year’s meeting.

The Company’s bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders.  A copy of such provisions is available upon request to:  Sun Bancorp, Inc., 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey 08054, Attention:  Corporate Secretary.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 350 FELLOWSHIP ROAD, SUITE 101, MOUNT LAUREL, NEW JERSEY 08054.

Appendix A

SUN BANCORP, INC.

2014 PERFORMANCE EQUITY PLAN

1.           Purpose of the Plan. The Plan shall be known as the Sun Bancorp, Inc. 2014 Performance Equity Plan (the “Plan”).  The purpose of the Plan is to establish an effective link between incentive compensation and performance for the officers and employees of Sun Bancorp, Inc. (the “Company”) and its subsidiaries, and to further align the economic interests of such officers and employees with the Company’s stockholders by rewarding actions that result in building long-term shareholder value.  The Plan provides for the granting of equity awards to selected officers and employees, and the earning of such awards will be contingent upon the Company achieving targeted financial performance metrics and subsequently, the continued service of the award recipient.  Awards under the Plan may be in the form of “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), “Non-Qualified Stock Options,” options that do not so qualify, and “Restricted Stock Awards.”  The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

2.           Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code, respectively.  The term Affiliate shall include the Bank.

“Award” means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option and/or a Restricted Stock Award, or any combination thereof, and the related terms and conditions determined by the Committee and as provided in the Plan.

“Bank” shall mean Sun National Bank, Vineland, New Jersey, or any successor corporation thereto.

“Beneficiary” shall mean the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant's estate.

“Board” or “Board of Directors” shall mean the Board of Directors of the Company, or any successor or Parent corporation thereto.

“Change in Control” shall mean:  (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Company’s applicable banking regulatory agency or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group (provided, however, this limitation shall not apply to any person, or persons acting in concert, that have previously been a party to the Securities Purchase Agreement between the Company and WLR SBI AcquisitionCo, LLC dated July 7, 2010 or the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, The Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010, each as set forth in the Company’s proxy statement dated September 28, 2010).  This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

“Committee” shall mean the Board or the administrative committee appointed by the Board in accordance with Section 5(a) of the Plan.

“Common Stock” shall mean common stock of the Company, or any successor or Parent corporation thereto.

“Company” shall mean Sun Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

“Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company.  Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

“Date of Grant” shall mean the date that an Award is made to a Participant or such later date as authorized in accordance with the Plan or by the Committee.

“Director” shall mean a member of the Board of the Company or the Bank, or any successor or Parent thereto.

“Disability” shall mean (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Qualified Stock Options and Restricted Stock Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of approval of the Plan by the shareholders of the Company.

“Employee” shall mean any person employed by the Company or an Affiliate.

“Exercise Price” shall mean the price at which a Participant may purchase a Share pursuant to the terms of an Option.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean: (i) if the Common Stock is listed on a national securities exchange (including the NASDAQ Global Select Market), then the Fair Market Value per Share shall be the closing sale price of a Share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use; and (ii) if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder. The Committee shall determine the Fair Market Value in accordance with the above in good faith.

“Incentive Stock Option” shall mean an Option to purchase Shares granted by the Committee pursuant to, and subject to the limitations and restrictions of Section 8 hereof, and that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

“Non-Qualified Stock Option” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which Option is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” shall mean an Incentive Stock Option or Non-Qualified Stock Option, as applicable, granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

“Optioned Stock” shall mean Common Stock subject to an Option granted pursuant to the Plan.

“Optionee” shall mean any person who receives an Option pursuant to the Plan.

“Parent” shall mean any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means any Employee of the Company or any Affiliate who is selected by the Committee to receive an Award.  Upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” shall mean this Sun Bancorp, Inc. 2014 Performance Equity Plan.

“Restricted Stock Award” shall mean an Award of Shares of restricted stock granted to a Participant pursuant to Section 12 of the Plan.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share” shall mean one share of Common Stock.

“Subsidiary” shall mean any present or future corporation which constitutes a “subsidiary corporation” as defined in Sections 424(f) and (g) of the Code.

3.           Shares Subject to the Plan.  Except as otherwise required by the provisions of Section 14 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 5,000,000 Shares; provided, however, that the aggregate number of Shares issuable pursuant to Restricted Stock Awards under the Plan shall not exceed 1,666,650.  Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration or forfeiture has occurred.  To the extent that an Award is settled in cash or a form other than Common Stock, or if Shares are withheld from an Award for tax purposes, then the Shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan.

4.           Twelve Month Holding Period.

Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of twelve months must elapse between the Date of Grant of an Award and the date of the sale of the Common Stock received through such award. Notwithstanding the foregoing, such twelve-month holding period may be waived to facilitate the sale or exchange of Shares only to the extent necessary for the satisfaction of tax withholding requirements upon the vesting of such Shares.

5.           Administration of the Plan.

(a)           Composition of the Committee.  The Plan shall be administered by the “Committee,” which shall be the Board of Directors of the Company or the Compensation Committee of the Board, or such other administrative committee appointed by the Board which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board.  All persons designated as members of the Committee shall meet the requirements of: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act (or any successor provision), and (ii) to the extent deemed appropriate by the Board of Directors or the Committee, such requirements as the Internal Revenue Service may establish for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and/or (ii) shall not disqualify any actions taken by the Committee.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.  Prior to the granting of Awards in accordance with the Plan, the Committee will review the composition of the Committee, and in the event that it is determined that any member of such Committee does not satisfy the requirements set forth above as an “outside director,” then such individual shall recuse himself or herself from such actions to be taken by the Committee at such meeting.

(b)           Powers of the Committee.  The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan and Award Agreements (as defined below), to prescribe, amend and rescind rules and regulations relating to the Plan, to select individuals who are to receive Awards under the Plan, to determine the type, number, form, vesting requirements, acceleration of vesting and content of Awards to be issued under the Plan, including establishing or modifying performance measures and other criteria that will determine if such Awards are earned and determining whether such performance measures have been attained, and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time.  Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program. In no event may the Committee revoke outstanding Awards without the consent of the Participant, except as otherwise provided herein.

The Chairman of the Committee, the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards (“Award Agreements”) on behalf of the Company and to cause them to be delivered to the Participants.  Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and such Award Agreement.  Each Award Agreement shall set forth the type of Award granted, the Option Exercise Price, if applicable, the number of shares of Common Stock subject to such Award, the expiration date of such Award, the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

(c)           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

6.           Eligibility for Awards and Limitations.

(a)           The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options, Non-Qualified Stock Options and/or Restricted Stock Awards.  In selecting Participants and in determining the Awards to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant.  Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

(b)           The aggregate Fair Market Value (determined as of the Date of Grant of the Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000.  Notwithstanding any provisions of this Section 6 to the contrary, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as Non-Qualified Stock Options.

(c)           During the period that Awards may be made under the Plan, in no event shall Shares subject to Awards granted to any individual Participant exceed more than 25% of the total number of Shares authorized for delivery under the Plan with respect to Options or Restricted Stock Awards, as applicable.

7.           Term of the Plan.  The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 19 hereof.  No Award shall be granted under the Plan after ten (10) years from the Effective Date.

8.           Terms and Conditions of Incentive Stock Options.  Incentive Stock Options may be granted only to Employees.  Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.  Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

(a)           Option Price.  The Exercise Price per Share for each Incentive Stock Option granted by the Committee under the Plan shall not, as to any particular Incentive Stock Option, be less than one hundred  percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant of such Incentive Stock Option; provided, however, in the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock.  Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than twelve months prior to the date of exercise of such Option, with the exception of any Shares used for the satisfaction of tax withholding requirements, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until Shares of Common Stock are issued to the Optionee.  Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the Exercise Price of any Award by any method other than a cash payment to the Company.

(c)           Term of Incentive Stock Option.  The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the Date of Grant of each such Incentive Stock Option, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years from the applicable Date of Grant.

(d)           Exercise Generally.  Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in Continuous Employment with the Company at all times during the period beginning with the Date of Grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of such Incentive Stock Option.  The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least twelve months, with the exception of any Shares used for the satisfaction of tax withholding requirements, may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.  All Options granted under the Plan and any Common Stock purchased thereby, shall remain subject to a restriction on sale and transfer for a period of one year following the date on which such Option, or portion thereof, becomes fully vested and exercisable; provided that such restrictions shall lapse upon the death or Disability of the Participant or in the event of a Change in Control. In the event that any such Option, or portion thereof, is exercised and Shares are issued during such one-year period, each stock certificate issued in connection with such exercise shall bear a legend setting forth such restrictions.

9.           Terms and Conditions of Non-Qualified Stock Options.  Each Non-Qualified Stock Option granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.  Each Non-Qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

(a)           Option Price.  The Exercise Price per Share of Common Stock for each Non-Qualified Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the Date of Grant.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Non-Qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Qualified Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than twelve months prior to the date of exercise of such Option, with the exception of any Shares used for the satisfaction of tax withholding requirements, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares of Common Stock are issued to the Optionee.  Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the Exercise Price of any Award by any method other than a cash payment to the Company.

(c)           Term.  The term of exercisability of each Non-Qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the Date of Grant of each such Non-Qualified Stock Option.

(d)           Exercise Generally.  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Qualified Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held a Non-Qualified Stock Option for at least twelve months, with the exception of any Shares used for the satisfaction of tax withholding requirements, may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  All Options granted under the Plan and any Common Stock purchased thereby, shall remain subject to a restriction on sale and transfer for a period of one year following the date on which such Option, or portion thereof, becomes fully vested and exercisable; provided that such restrictions shall lapse upon the death or Disability of the Participant or in the event of a Change in Control. In the event that any such Option, or portion thereof, is exercised and Shares are issued during such one-year period, each stock certificate issued in connection with such exercise shall bear a legend setting forth such restrictions.  Notwithstanding any provisions of the Plan to the contrary, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Qualified Stock Option by a Participant if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section 9(f), a transfer for valid estate planning purposes includes, but is not limited to: (i) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, or (ii) a transfer for no consideration to: (1) any member of the Participant’s Immediate Family, (2) any trust solely for the benefit of members of the Participant’s Immediate Family, (3) any partnership whose only partners are members of the Participant’s Immediate Family, and (4) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Qualified Stock Option or portion thereof, and approval to transfer or assign any Non-Qualified Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Qualified Stock Option or portion thereof. The transferee or assignee of any Non-Qualified Stock Option shall be subject to all of the terms and conditions applicable to such Non-Qualified Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Qualified Stock Option.

10.           Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

(a)           Termination of Employment.  In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) such later date as is determined by the Committee, in which case such Award shall be deemed a Non-Qualified Stock Option after such three-month period has elapsed.  In the event that an Affiliate ceases to be an Affiliate of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company or an Affiliate shall be deemed to terminate upon the date such Affiliate so ceases to be an Affiliate of the Company.

(b)           Disability. Except as may be specified by the Committee at the time of grant of an Option, in the event that any Optionee’s employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options which are then exercisable at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment as a result of such Disability, but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options at the date of such termination of employment.

(c)           Death. Except as may be specified by the Committee at the time of grant of an Option, in the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee which are then exercisable may be exercised by the Beneficiary at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of death.  At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares on the exercise date and the Exercise Price of such Options.

(d)           Incentive Stock Options Deemed Exercisable.  For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

(e)           Termination of Incentive Stock Options.  Except as may be specified by the Committee, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable exercise period.

11.           Effect of Termination of Employment, Disability or Death on Non-Qualified Stock Options.  The terms and conditions of Non-Qualified Stock Options relating to the effect of the termination of an Optionee’s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, or as provided for by the terms of the applicable Award Agreement on the Date of Grant of the Award.

12.           Terms and Conditions of Restricted Stock Awards.

Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.  Each Restricted Stock Award granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

(a)           Grants of Restricted Stock Awards.  Restricted Stock Awards may only be made in whole shares of Common Stock and may only be granted from Shares reserved under the Plan.

(b)           Terms of Restricted Stock Awards.  The Committee shall determine the terms or conditions, including any performance conditions, which must be satisfied prior to any Restricted Stock Award or portion thereof becoming earned and non-forfeitable.  No Restricted Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered earned or vested until the Committee certifies in writing that the conditions to which the vesting of such Restricted Stock Award is subject have been achieved.

(c)           Termination of Employment.  Unless otherwise determined by the Committee, upon the termination of a Participant’s employment for any reason other than Disability or death, termination for “cause,” or following a Change in Control, any Restricted Stock Awards in which the Participant has not become vested or which are not yet earned and non-forfeitable as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Awards shall become null and void.

(d)           Disability or Death.  Unless otherwise determined by the Committee, in the event of a termination of the Participant’s employment due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(e)           Issuance of Certificates.  Certificates representing Shares of Restricted Stock Awards shall be distributed prior to the date that such Restricted Stock Awards are deemed earned and non-forfeitable, subject to satisfaction of applicable tax withholding requirements.  In the event that a Participant shall make an election in accordance with Section 83(b) of the Code, then a Certificate representing such Restricted Stock Award shall be issued by the Company reasonably promptly with respect to the Shares for which such Section 83(b) election is being made; provided that the Company shall not cause such a stock certificate to be issued prior to the date that such Shares are deemed earned and non-forfeitable, unless it has received a stock power duly endorsed in blank with respect to such

Shares and each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Sun Bancorp, Inc. 2014 Performance Equity Plan and related Award Agreement entered into between the registered owner of such shares and Sun Bancorp, Inc.  A copy of the 2014 Performance Equity Plan and Award Agreement are on file in the office of the Corporate Secretary of Sun Bancorp, Inc., 350 Fellowship Road, Suite 101, Mount Laurel, New Jersey 08054.  The recipient of this stock award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the stock award until full vesting of such shares has occurred, and shall not sell or transfer such shares prior to the date that is one year following such full vesting, except in the event of death, disability or a change in control in accordance with the 2014 Performance Equity Plan.  For purposes of this restriction, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.”

Such legend shall not be removed until one year following the date on which the Participant becomes vested in such Shares pursuant to the terms of the Plan and the applicable Award Agreement, except in the event of death, Disability or a Change in Control.

(f)           Non-transferability; Holding Period.  Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award is not transferable and may be earned in the Participant’s lifetime only by the Participant to whom it is granted.  Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution.  The designation of a Beneficiary shall not constitute a transfer.  Once a Restricted Stock Award is deemed earned and non-forfeitable, except in the event of a Change in Control, or the death or Disability of the Participant, the Shares underlying such Restricted Stock Award shall remain subject to restriction on sale and transfer for a period of one (1) year following the date that such Restricted Stock Award is deemed earned and non-forfeitable.

(g)           Dividend Rights.  A Participant shall be entitled to receive from the Company all dividends and other distributions declared and paid on the Shares represented by a Restricted Stock Award from the Date of Grant of such Restricted Stock Award through the date that the relevant Restricted Stock Award or installment thereof is issued.  Such dividends and other distributions shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(h)           Voting of Restricted Stock Awards.  Voting rights associated with any Shares subject to a Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant and the Restricted Stock Award shall be deemed earned and non-forfeitable.  Any shares of Common Stock held by the Company after a Restricted Stock Award has been made, but prior to such time that such Award has become earned and non-forfeitable, shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Award.

(i)           Payment.  Payment due to a Participant upon the Restricted Stock Award becoming earned and non-forfeitable shall be made in the form of shares of Common Stock, unless determined otherwise in the sole discretion of the Committee.

13.           Performance Conditions Applicable to Awards.

(a)           Upon the grant of an Award, the Committee shall establish the performance targets which must be met before such Awards may begin to become first earned and non-forfeitable or exercisable.  Such performance targets will be expressed as a minimum threshold level and an optimum level, and each level of performance attainment will yield a specified number of Options and/or Restricted Stock Awards.  The terms and conditions of any Award for each Participant shall be detailed in an Award Agreement.  Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable Award Agreement, then such Award shall be forfeited.  Once such performance targets are attained, as certified by the Committee, 50% of the Award shall then be first earned and non-forfeitable, and 50% of such Award shall be first earned and non-forfeitable on the one-year anniversary thereof, subject to the Participant’s Continuous Status as an Employee.  Such performance targets shall consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the Date of Grant, except as otherwise modified thereafter by the Committee as permitted herein.  Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program.  Notwithstanding the foregoing, performance targets with respect to an Award shall not be deemed to have been first attained until such time that the Company and the Bank shall no longer  be subject to a written agreement with the Office of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System that is subject to public disclosure under 12 U.S.C. § 1818(u)(i)(A).

(b)               The Committee shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Affiliates conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee shall certify in writing that any performance goals or other material terms applicable to an Award were in fact satisfied prior to such Award first becoming earned and non-forfeitable.

14.           Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

(a)           Adjustment.  Subject to any required action by the shareholders of the Company, the aggregate number of Shares of Common Stock for which Awards may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Award, and the Exercise Price per Share of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting shareholders).

(b)           Change in Control.  All outstanding Awards shall become immediately and fully earned and nonforfeitable and, as applicable, exercisable in the event of a Change in Control of the Company. In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

    (i)    provide that such Options and Restricted Stock Awards shall be assumed, or equivalent Awards shall be substituted (“Substitute Awards”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Awards exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the vesting or exercise of such Substitute Awards shall constitute securities registered in accordance with the Securities Act or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the vesting or exercise of such Substitute Awards shall not constitute Registered Securities, then the Participant will receive upon the lapse of restrictions on, or exercise of the Substitute Awards a cash payment for each Award surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Award, and (2) the aggregate Exercise Price, if any, or purchase price of all such surrendered Awards, or

    (ii)    in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make an appropriate cash payment to Participants equal to the Merger Price for any Restricted Stock Awards and to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate Exercise Price of all such surrendered Options in exchange for such surrendered Options.

(c)           Extraordinary Corporate Action.  Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee shall, prior or subsequent to such action or event:

    (i)    appropriately adjust the number of Shares of Common Stock subject to each Award, the Option Exercise Price per Share of Common Stock, if applicable, and the consideration to be given or received by the Company upon the vesting or exercise of any outstanding Award; and/or

(ii) cancel any or all previously granted Awards, provided that appropriate consideration is paid to the Participant in connection therewith;

provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

(d)           Acceleration.  The Committee shall at all times have the power to accelerate the vesting or exercise date of an Award previously granted under the Plan and based upon its discretion to determine that Awards shall be earned without regard to whether any previously established performance measures or other criteria have been satisfied.

(e)           Excluded Transaction.  To the extent that the Company undertakes a transaction or series of transactions with investors (“Investors”) whereby the Company will raise additional capital through the issuance of various equity instruments, including, but not limited to voting common stock, non-voting common stock, warrants, and convertible preferred stock (“SNBC Stock”) to such Investors and current stockholders (the “Transaction”), and the Company, following approval of such Transaction by the Board of Directors, will seek the approval of its shareholders for the Transaction and related stock issuances before the total shares of voting Common Stock issued in the Transaction equals or exceeds 25% of the total shares of voting Common Stock outstanding before such issuance, then such Transaction shall not be deemed an event or occurrence that is considered a Change in Control in accordance with the Plan.  Further, notwithstanding anything in the Plan to the contrary, such issuance of the SNBC Stock by the Company contemplated by such Transaction shall not be deemed to constitute a Change in Control with respect to any outstanding Awards and any applicable Award Agreements representing such Awards. Further, the Participants will not be accorded any rights or benefits in the administration and interpretation of the Plan or any Award Agreements with respect to the Awards resulting from the SNBC Stock to be issued in the Transaction.

Except as expressly provided in Sections 14(a) and 14(b), no Participant shall have any rights by reason of the occurrence of any of the events described in this Section 14.

15.           Time of Granting Awards.  The Date of Grant of an Award under the Plan shall, for all purposes, be the date on which the Committee makes the determination of such action or such later date as determined by the Committee at the time of such action.  Notice of the grant of an Award shall be given to each Participant to whom an Award is so made within a reasonable time after such grant in a form determined by the Committee.  Awards under the Plan may be made by the Committee only after the Plan is approved by shareholders.

16.           Effective Date.  The Plan shall become effective as of the date of approval of the Plan by the shareholders of the Company.

17.           Shareholder Approval. The Plan shall be approved by a majority of the votes cast in person or by proxy with respect to approval of the Plan at a meeting of the shareholders of the Company held within twelve (12) months of the date the Plan is approved by the Board.

18.           Modification of Awards.  At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Award, provided no such modification, extension or renewal shall confer on the holder of said Award any right or benefit which could not be conferred on the Participant by the grant of a new Award at such time, or shall not materially decrease the Participant’s benefits under the Award without the consent of such Participant, except as permitted under Section 19 hereof; provided, however, that no such amendment may have the effect of re-pricing the Exercise Price of Options without shareholder approval of such action.

19.           Amendment and Termination of the Plan.

(a)           Action by the Board.  The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 14 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the Exercise Price of any Option granted under the Plan to be reduced after the Date of Grant, except as otherwise permitted in accordance with Section 14 of the Plan, without shareholder approval of such action.

(b)           Change in Applicable Law.  Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise or vesting of all or part of any previously granted Award unlawful or subject the Company to any penalty, the Committee may restrict any such exercise or vesting without the consent of the Participant or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

20.	Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Award Rights.

(a)           Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

(b)           The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

(c)           As a condition to the exercise of an Option or the delivery of Shares, the Company may require the Participant who is to receive such Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(d)           In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

(e)           Notwithstanding anything herein to the contrary, upon the termination of employment of a Participant by the Company or an Affiliate for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant shall cease to be exercisable as of the date of such termination of employment and any Shares that have not yet been delivered to the Participant shall be forfeited.

(f)           Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion and with such restrictions as it may impose.  Upon the vesting of a Restricted Stock Award, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Exercise Price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

21.           Reservation of Shares; No Fractional Shares.  During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.  No fractional Shares shall be delivered under the Plan, and the Committee may pay cash in lieu of any fractional Shares in settlement of Awards under the Plan.

22.           Unsecured Obligation.  Awards payable under the Plan shall be payable in Shares or from the general assets of the Company.  No Participant or Beneficiary under the Plan shall have any right, title or interest in any fund or special asset of the Company by reason of the Plan or the grant of any Award under the Plan.  No trust fund shall be created in connection with the Plan or any grant of any Award hereunder and there shall be no required funding of amounts which may become payable to any Participant.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

23.           No Employment Rights.  No Employee shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Company, the Bank or other Affiliates.

24.           Withholding; Tax Matters.

(a)           Withholding.  The Company shall have the right to deduct from all amounts to be paid in cash with respect to any Awards any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or vesting of a Restricted Stock Award, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

(b)           Notice of Section 83(b) Election.  In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)           Notice of Disqualifying Disposition.  If any Participant shall make a disposition of Shares delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

25.           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

26.           No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Award granted under this Plan shall be designed to satisfy the exemption for stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock awards set forth in the regulations issued under Section 409A of the Code. No Participant shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Stock Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold, and no Participant shall be permitted to defer the recognition of income beyond the date that a Restricted Stock Award shall be deemed earned in accordance with the Plan.

27.           Successors.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

Appendix B

SUN BANCORP, INC.

2010 STOCK-BASED INCENTIVE PLAN

As Amended

1.           Purpose of the Plan. The Plan shall be known as the Sun Bancorp, Inc. (“Company”) 2010 Stock-Based Incentive Plan (the “Plan”).  The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, employees, directors and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the long-term interests of the Company and its shareholders.  The Plan is intended to provide for the grant of “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), Non-Incentive Stock Options, options that do not so qualify, Stock Appreciation Rights and Stock Awards.  The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

2.           Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

“Advisory Director” shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

“Award” means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, a Stock Appreciation Right, a Stock Award, or any combination thereof, as provided in the Plan.

“Bank” shall mean Sun National Bank, Vineland, New Jersey, or any successor corporation thereto.

“Beneficiary” shall mean the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death.  Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

“Board” shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

“Change in Control” shall mean:  (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal

Reserve Board or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group.  This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

“Committee” shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

“Common Stock” shall mean common stock of the Company, or any successor or parent corporation thereto.

“Company” shall mean Sun Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

“Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company.  Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

“Date of Grant” shall mean the date that an Award is made to a Participant or such later date as authorized in accordance with the Plan or by the Committee.

“Director” shall mean a member of the Board of the Company or the Bank, or any successor or parent corporation thereto.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, Stock Appreciation Rights or Stock Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of approval of the Plan by the shareholders of the Company.

“Employee” shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

“Exercise Price” shall mean the price at which a Participant may purchase a Share pursuant to the terms of an Option.

“Fair Market Value” shall mean: (i) if the Common Stock is listed on a national securities exchange (including the NASDAQ Stock Market), then the Fair Market Value per Share shall be the closing sale price of a Share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use; and (ii) if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder. The Committee shall determine the Fair Market Value in accordance with the above in good faith.

“Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Incentive Stock Option” or “Non-ISO” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

“Option” shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

“Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

“Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

“Parent” shall mean any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means any Director, officer, Employee or Advisory Director of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

“Plan” shall mean the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan.

“Share” shall mean one share of the Common Stock.

“Stock Appreciation Right” or “SAR” shall mean an Award granted in accordance with Section 25 of the Plan.

“Stock Award” shall mean the award of Shares in accordance with Section 12 of the Plan.

“Subsidiary” shall mean any present or future corporation which constitutes a “subsidiary corporation” as defined in Sections 424(f) and (g) of the Code.

3.           Shares Subject to the Plan.  ~~Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 4,900,000 Shares; provided however, the aggregate number of shares issuable as Stock Awards under the Plan shall not exceed 1,400,000 Shares.~~ Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 8,500,000 Shares; provided however, as part of such maximum number of Shares issuable under the Plan, the aggregate number of Shares issuable as Stock Awards under the Plan shall not exceed 4,000,000 Shares.  Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.  Stock Appreciation Rights may be issued singularly or in tandem with Options with respect to all Shares issuable under the Plan; provided, however, the exercise of one instrument shall result in the immediate expiration and cancellation of its tandem award. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

4.           Six Month Holding Period.  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Award and the date of the sale of the Common Stock received through such Award.

5.           Administration of the Plan.

(a)            Composition of the Committee.  The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board.  All persons designated as members of the Committee shall meet the requirements of: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR Section 240.16b-3,  and (ii) to the extent deemed appropriate by the Board of Directors or the Committee, such requirements as the Internal Revenue Service may establish for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and/or (ii) shall not disqualify any actions taken by the Committee.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)           Powers of the Committee.  The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the type, number, form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. The Committee shall have the authority to adjust or modify the terms and conditions of Awards, including the authority to accelerate or extend the vesting or exercisability of such Awards.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. Prior to the granting of Awards in accordance with the Plan, the Committee will review the composition of the Committee, and in the event that it is determined that any member of such Committee does not satisfy the requirements at Section 5(a) herein as an “outside director,” then such individual shall recuse himself or herself from such actions to be taken by the Committee at such meeting.  In no event may the Committee revoke outstanding Awards without the consent of the Participant.

The Chairman of the Committee, the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants.  Such agreements shall set forth the Option Exercise Price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

(c)           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

6.           Eligibility for Awards and Limitations.

(a)           The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Options granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options.  In selecting Participants and in determining the Awards to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant.  Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

(b)           The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000.  Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

(c)           During the period that Awards may be made under the Plan, in no event shall Shares subject to Awards granted to any individual Participant exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

7.           Term of the Plan.  The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof.  No Award shall be granted under the Plan after ten (10) years from the Effective Date.

8.           Terms and Conditions of Incentive Stock Options.  Incentive Stock Options may be granted only to Participants who are Employees.  Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

(a)           Option Price.

(i)
The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

(ii)
In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock.  Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until Shares of Common Stock are issued to the Optionee.

(c)           Term of Incentive Stock Option.  The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

(d)           Exercise Generally.  Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the Date of Grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option.  The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.  Except as otherwise provided by the terms of the Plan or by action of the Committee, the Options will be first exercisable at the rate of 20% as of the Date of Grant of such Options and 20% on each anniversary thereafter; provided, however, the Committee may authorize Awards that are earned and exercisable immediately.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

9.           Terms and Conditions of Non-Incentive Stock Options.  Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

(a)           Option Price.  The Exercise Price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the Date of Grant as determined by the Committee in good faith.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares of Common Stock are issued to the Optionee.

(c)           Term.  The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

(d)           Exercise Generally.  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.  Except as otherwise provided by the terms of the Plan or by action of the Committee, the Options will be first exercisable at the rate of 20% as of the Date of Grant of such Options and 20% on each anniversary thereafter, provided, however, the Committee may authorize Awards that are earned and exercisable immediately.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  Notwithstanding any provisions of the Plan to the contrary, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by a Participant if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

10.           Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

(a)           Termination of Employment.  In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3)

months after the date of such termination of employment; or (B) at such later date as is determined by the Committee, in which case such Award shall be deemed a Non-Incentive Stock Option after such three month period has elapsed.  In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

(b)           Disability. Except as may be specified by the Committee at the time of grant of an Option, in the event that any Optionee’s employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options which is then exercisable at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment as a result of such Disability, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)           Death. Except as may be specified by the Committee at the time of grant of an Option, in the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee which is then exercisable may be exercised by the Beneficiary at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date, if any, specified at the time of grant of such Award.  At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the Exercise Price of such Options on the exercise date.

(d)           Incentive Stock Options Deemed Exercisable.  For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

(e)           Termination of Incentive Stock Options.  Except as may be specified by the Committee, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

11.           Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options.  The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee’s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

12.           Stock Awards.  The Committee may make grants of Stock Awards, which shall consist of the grant of some number of Shares, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from Shares reserved under the Plan.

(b)           Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and be earned and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant, except as may be otherwise modified thereafter by action of the Committee within its discretion.  To the extent that Stock Awards shall vest based upon performance goals which must be satisfied prior to the vesting of any installment or portion of a Stock

Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee.  No Stock Award or portion thereof that is subject to the satisfaction of any condition other than the passage of time shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

(c)           Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Disability or death, termination for Cause, or following a Change in Control, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

(d)           Termination of Employment or Service. Unless otherwise determined by the Committee, any Stock Awards in which the Participant has not become vested as of the date of termination of employment or service shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(e)           Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant’s service due to Disability or death, all unvested Stock Awards held by such Participant shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(f)           Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant’s termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

(g)           Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately become earned and non-forfeitable.

(h)           Maximum Individual Award. During the period during which Stock Awards may be made under the Plan, no individual Participant shall be granted an amount of Stock Awards which exceeds 25% of the aggregate maximum number of Stock Awards authorized to be granted under the Plan.

(i)           Issuance of Certificates. Certificates representing Shares of vested Stock Awards shall be distributed as soon as administratively feasible following the date that such Stock Awards are deemed earned and non-forfeitable, subject to satisfaction of applicable tax withholding requirements.  In the event that a Participant shall make a Section 83(b) election in accordance with Section 83(b) of the Code, then a Certificate representing such Stock Award shall be issued by the Company reasonably promptly with respect to such Shares for which such Section 83(b) election is being made; provided that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such Shares and each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan and related Stock Award Agreement entered into between the registered owner of such shares and Sun Bancorp, Inc.  A copy of the Plan and Stock Award Agreement is on file in the office of the Corporate Secretary of Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360. The recipient of this Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock

Award until full vesting of such shares has occurred. For purposes of this restriction, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.”

Such legend shall not be removed until the Participant becomes vested in such Shares pursuant to the terms of the Plan and the Stock Award Agreement.

(j)           Non-Transferability.  Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a Beneficiary shall not constitute a transfer.

(k)           Dividend Rights. A Participant shall be entitled to receive a payment from the Company equal to any cash dividends declared and paid on the Shares represented by a Stock Award from the Date of Grant of such Stock Award through date that the relevant Stock Award or installment thereof is issued. Such payment shall be made by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding.

(l)           Voting of Stock Awards. Shares represented by a Stock Award which has not yet been vested, earned and distributed to the Participant pursuant to the Plan shall not be voted by such Participant.

(m)           Payment. Payment due to a Participant upon the Stock Award being earned and vested shall be made in the form of shares of Common Stock.

(n)           Stock Awards for Directors and Advisory Directors. Subject to the limitations on Stock Awards as set forth at Section 3 herein, as of and after the Effective Date, each Director and Advisory Director of the Company and the Bank shall receive payment of board meeting fees in the form of Stock Awards based upon the meeting fees established for such meetings from time to time by the Board of the Company and the Bank and the Fair Market Value of the Shares at the time of such meeting. In addition, Directors of the Company and the Bank may elect in accordance with procedures established by the Plan Committee to receive payment of any annual retainer in the form of a Stock Award valued at the Fair Market Value of the Shares at the time of such payment in lieu of such cash payment.  Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Stock Awards to be granted to Directors and Advisory Directors hereunder shall be subject to all other applicable provisions of this Plan.

(o)           Elections Pursuant to Deferred Compensation Program. To the extent permitted by the Committee, the recipient of a Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan maintained by the Company or a Subsidiary in which the recipient is eligible to participate.  The Committee intends through “good-faith” efforts for any such non-qualified deferred compensation plans to be administered in compliance with Section 409A of the Code and related regulations and notices, however, the Company will not have any liability to a participant under any such plans for any tax liability that may be incurred with respect to Section 409A of the Code.

13.           Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

(a)           Adjustment.  Subject to any required action by the shareholders of the Company, the aggregate number of Shares of Common Stock for which Awards may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Awards, and the Exercise Price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting shareholders).

(b)           Change in Control.  All outstanding Awards shall become immediately earned and exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

    (i)    provide that such Options and Stock Awards shall be assumed, or equivalent options and stock awards shall be substituted, (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate Exercise Price of all such surrendered Options, or

    (ii)    in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make an appropriate cash payment equal to the Merger Price for any Stock Awards and to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate Exercise Price of all such surrendered Options in exchange for such surrendered Options.

(c)           Extraordinary Corporate Action.  Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee shall, prior or subsequent to such action or event:

    (i)    appropriately adjust the number of Shares of Common Stock subject to each Stock Award and Option, the Option Exercise Price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option; and/or

(ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith;

provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

(d)           Acceleration.  The Committee shall at all times have the power to accelerate the vesting or exercise date of an Award previously granted under the Plan.

(e)           Excluded Transactions.  To the extent that the Company undertakes a transaction or series of transactions with investors (“Investors”) whereby the Company will raise additional capital through the issuance of various equity instruments, including, but not limited to voting common stock, non-voting common stock, warrants, and convertible preferred stock (“SNBC Stock”) to such Investors and current stockholders (the “Transaction”), and the Company, following approval of such Transaction by the Board of Directors, will seek the approval of its shareholders for the Transaction and related stock issuances before the total shares of voting Common Stock issued in the Transaction equals or exceeds 25% of the total shares of voting Common Stock outstanding before such issuance, then such Transaction shall not be deemed an event or occurrence that is considered a Change in Control in accordance with the Plan.  Further, notwithstanding anything in the Plan to the contrary, such issuance of the SNBC Stock by the Company contemplated by such Transaction shall not be deemed to constitute a Change in Control with respect to any outstanding Awards and any agreements representing such Awards. Further, the Participants will not be accorded any rights or benefits in the administration and interpretation of the Plan or any stock option agreements or restricted stock award agreements with respect to the Awards resulting from the SNBC Stock to be issued in the Transaction.  In addition, a Change in Control shall not be deemed to occur for purposes of the Plan solely by reason of the event that any person, or persons acting in concert, that have previously been a party to the Securities Purchase Agreement between the Company and WLR SBI Acquisition Co, LLC dated July 7, 2010 or the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, the Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010, each as set forth in the Company’s proxy statement dated September 28, 2010, shall become the beneficial owner(s) of 25% or more of a class of the Company’s voting securities.  In addition, a Change in Control shall not be deemed to occur for purposes of the Plan solely by reason of the event that any person, or persons acting in concert, that have previously been a party to the Securities Purchase Agreement between the Company and WLR SBI Acquisition Co, LLC dated July 7, 2010 or the Securities Purchase Agreement among the Company and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, the Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. dated July 7, 2010, each as set forth in the Company’s proxy statement dated September 28, 2010, shall become the beneficial owner(s) of 25% or more of a class of the Company’s voting securities.

Except as expressly provided in Sections 13(a) and 13(b), no Participant shall have any rights by reason of the occurrence of any of the events described in this Section 13.

14.           Time of Granting Awards.  The Date of Grant of an Award under the Plan shall, for all purposes, be the date on which the Committee makes the determination of such action or such later date as determined by the Committee at the time of such action.  Notice of the grant of an Award shall be given to each Participant to whom an Award is so made within a reasonable time after such grant in a form determined by the Committee.   Awards under the Plan may be made by the Committee only after the Plan is approved by shareholders.

15.           Effective Date.  The Plan shall become effective as of the date of approval of the Plan by the shareholders of the Company.

16.           Shareholder Approval. The Plan shall be approved by a majority of the votes cast in person or by proxy with respect to approval of the Plan at a meeting of the shareholders of the Company held within twelve (12) months of the date the Plan is approved by the Board.

17.           Modification of Options.  At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding

Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options without shareholder approval of such action.

18.           Amendment and Termination of the Plan.

(a)           Action by the Board.  The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the Exercise Price of any Option or SAR granted under the Plan to be reduced after the Date of Grant, except as otherwise permitted in accordance with Section 13 of the Plan, without shareholder approval of such action.

(b)           Change in Applicable Law.  Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise or vesting of all or part of any previously granted Award unlawful or subject the Company to any penalty, the Committee may restrict any such exercise or vesting without the consent of the Participant or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

19.           Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Award Rights.

(a)           Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

(b)           The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

(c)           As a condition to the exercise of an Option or the delivery of Shares, the Company may require the person exercising the Option or to receive such Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(d)           Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or its Subsidiaries for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant shall cease to be exercisable as of the date of such termination of employment or service and any Shares that have not yet been delivered to the Participant shall be forfeited.

(e)           Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Exercise Price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

20.           Reservation of Shares.  During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

21.           Unsecured Obligation.  No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan.  No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

22.           No Employment Rights.  No officer, Director, Employee or Advisory Director shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Advisory Director or in any other capacity with the Company, the Bank or other Subsidiaries.

23.           Withholding Tax.  The Company shall have the right to deduct from all amounts to be paid in cash with respect to any Awards or related dividend rights associated with Stock Awards any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, SAR or the delivery of a Stock Award, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

24.           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

25.           Stock Appreciation Rights.  The Committee may make grants of SARs to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions and the terms of the Plan generally:

(a)           Terms. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the grant price (which shall be not less than the Fair Market Value of such Stock on the Date of Grant), the term of the SAR (not to exceed ten years from the Date of Grant), and such other provisions as the Committee shall determine. SARs may be granted independent of Options awarded or in tandem with and simultaneous with Options awarded, if such tandem award determination is made at the time of such Option award.  SARs granted in tandem with Options shall relate to the same number of underlying Shares; have the same Exercise Price, exercise period, vesting date and other terms and conditions as the Option to which it relates.  The vesting schedule of an SAR shall accelerate upon a Change in Control, or upon the accelerated vesting of its tandem Option award.  The terms and conditions of SARs not otherwise granted in tandem with Options relating to the impact of the termination of a Participant’s employment or service, or his or her Disability or death, or upon a Change in Control shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of such event, or as provided for by the terms of the SAR Award Agreement at the Date of Grant.

(b)           Method of Exercise. An SAR that has become exercisable may be exercised by written notice to the Company stating the number of SARs being exercised and satisfying such other conditions as may be prescribed in the SAR Award Agreement or by the Committee.  If such SAR was granted in tandem with an Option, the exercise of one instrument shall result in the simultaneous expiration and cancellation of the tandem instrument.

(c)           Settlement upon Exercise.  Upon the exercise of an SAR, the Participant shall be entitled to receive an amount determined by multiplying (a) the difference obtained by subtracting the grant price of such SAR (which shall be equivalent to the Exercise Price of such tandem Option, if applicable) from the Fair Market Value of a Share on the date of exercise, by (b) the number of SARs exercised.  The payment upon the exercise of an SAR shall be in the form of such number of Shares of equivalent value calculated based upon the Fair Market Value on such date of exercise, except that any fractional Shares shall be paid in cash.  The Participant shall have no rights of ownership with respect to the Common Stock until such Common Stock has been issued following the exercise of such SAR.

26.           No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Option granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-ISO Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold, and no Participant shall be permitted to defer the recognition of income beyond the date that a Stock Award or SAR shall be deemed earned in accordance with the Plan.

Sun Bancorp, Inc.

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IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.envisionreports.com/SNBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. The election as directors of the following nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Sidney R. Brown	☐	☐	02 - Wilbur L. Ross, Jr.	☐	☐	03 - Jeffrey S. Brown	☐	☐
04 - Peter Galetto, Jr.	☐	☐	05 - Eli Kramer	☐	☐	06 - Anthony R. Coscia	☐	☐
07 - William J. Marino	☐	☐	08 - Philip A. Norcross	☐	☐	09 - Steven A. Kass	☐	☐
10 - Keith Stock	☐	☐	11 - Frank Clay Creasey, Jr.	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SUN BANCORP, INC.

Annual Meeting of Shareholders – July 17, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders (the "Meeting"), to be held at the Sun Bancorp, Inc. Executive office, 350 Fellowship Road, Suite 101, Mt. Laurel, New Jersey, on July 17, 2014 at 9:30 a.m., and at any and all adjournments thereof, in the manner specified on the reverse side.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a paper copy or electronic access to a notice of annual meeting of shareholders, a proxy statement, and the 2013 Annual Report to Shareholders.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.